Filed Pursuant to Rule 497(c)

File No. 333-292802

STERLING CAPITAL FUNDS

Sterling Capital Ultra Short Bond Fund Sterling Capital Short Duration Bond Fund

434 Fayetteville St., Suite 500

Raleigh, NC 27601

February 15, 2026

Dear Shareholder:

We are writing to inform you about a transaction that will affect your investment in one or more of Sterling Capital Ultra Short Bond Fund and Sterling Capital Short Duration Bond Fund (each, a “Target Fund” and collectively, the “Target Funds”).

You are receiving this combined Prospectus and Information Statement (the “Prospectus/Information Statement”) because you own shares in a Target Fund. The Target Funds are each a series of Sterling Capital Funds, a Massachusetts business trust (the “Trust”), which is managed by Sterling Capital Management LLC (the “Adviser”). We are pleased to inform you of the planned reorganization of each Target Fund, each of which is a mutual fund, with and into a corresponding exchange-traded fund (“ETF”), each of which will be managed by the Adviser.

Pursuant to an Agreement and Plan of Reorganization (the “Plan”), each Target Fund will be reorganized with and into the corresponding acquiring fund, as indicated below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), each a newly created series of the Trust, that has the same investment objective, investment policies, and portfolio management teams, and substantially the same investment strategies as such Target Fund (each, a “Reorganization”, and together, the “Reorganizations”).

Target Fund		Acquiring Fund
Sterling Capital Ultra Short Bond Fund	→	Sterling Capital Ultra Short Bond ETF
Sterling Capital Short Duration Bond Fund	→	Sterling Capital Short Duration Bond ETF

The Plan, which is by and among the Trust, on behalf of the Target Funds, the Trust, on behalf of the Acquiring Funds, and the Adviser, provides for: (i) the acquisition of the assets and assumption of the liabilities of each Target Fund by the corresponding Acquiring Fund in exchange for shares of such Acquiring Fund of equal value to the net assets of the applicable Target Fund being acquired; (ii) the pro rata distribution of such shares to the shareholders of the applicable Target Fund, and (iii) the complete liquidation and dissolution of each Target Fund, all upon the terms and conditions set forth in the Plan. The Plan has been filed as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which the Prospectus/Information Statement is a part.

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After careful consideration, the Trustees of the Trust have unanimously approved each Reorganization. Each Reorganization is currently expected to occur by the end of the first quarter of 2026, though each Reorganization may be delayed. Shareholder approval of each Reorganization is not required. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy. Details regarding the terms of each Reorganization, and its potential benefits and costs to shareholders, are discussed in the combined Prospectus/Information Statement, which we urge you to review carefully. Please read this Prospectus/Information Statement and keep it for future reference.

By Order of the Board of Trustees of the Trust,

/s/ James T. Gillespie
President
Sterling Capital Funds
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PROSPECTUS/INFORMATION STATEMENT

Dated February 15, 2026

RELATING TO THE ACQUISITION OF THE ASSETS OF

Sterling Capital Ultra Short Bond Fund

Sterling Capital Short Duration Bond Fund

BY AND IN EXCHANGE FOR SHARES OF

Sterling Capital Ultra Short Bond ETF

Sterling Capital Short Duration Bond ETF

This combined Prospectus and Information Statement (the “Prospectus/Information Statement”) is an information statement for each of Sterling Capital Ultra Short Bond Fund and Sterling Capital Short Duration Bond Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Sterling Capital Funds (the “Trust”), and a prospectus for each of Sterling Capital Ultra Short Bond ETF and Sterling Capital Short Duration Bond ETF (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), each a series of the Trust. The address of each Target Fund and Acquiring Fund is 434 Fayetteville St., Suite 500, Raleigh, NC 27061. The telephone number for each Target Fund and Acquiring Fund is (888) 637-7798. This Prospectus/Information Statement was first mailed to shareholders of each Target Fund beginning on or about February 15, 2026. This Prospectus/Information Statement explains what you should know about the reorganization of each Target Fund with and into its corresponding Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”) and investing in the Acquiring Fund. You should read this document carefully and retain it for future reference.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The terms and conditions of each Reorganization are further described in this Prospectus/Information Statement and are set forth in the form of Agreement and Plan of Reorganization (the “Plan”).

With respect to each Target Fund, the Board of Trustees of the Trust (the “Board”) unanimously approved the proposed Reorganization and Plan and determined that participation in the applicable Reorganization is in the best interests of each Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganizations.

Each Target Fund and each Acquiring Fund is a series of the Trust, a registered, open-end management investment company, although each Target Fund is a mutual fund while each Acquiring Fund will operate as an exchange-traded fund (“ETF”). Each Acquiring Fund is a newly organized series of the Trust and currently has no assets or liabilities. Each Acquiring Fund was created specifically in connection with the applicable Reorganization for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the closing date of the Reorganization. Each Target Fund will be the accounting and performance survivor in its respective Reorganization, and each Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the corresponding Target Fund.

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In order to transact in shares of an Acquiring Fund received as part of a Reorganization, you must hold your Target Fund shares in a brokerage account that can hold shares of an ETF. If you do not hold your Target Fund shares through a brokerage account that can hold shares of an ETF on the closing date of the applicable Reorganization, you will not receive shares of the corresponding Acquiring Fund as part of such Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. The liquidation of your investment and distribution of cash may be subject to tax. It may take up to 7 days from the redemption date for you to receive your cash. This Prospectus/Information Statement includes additional information on the actions that Target Fund shareholders that do not currently hold their Target Fund shares through a brokerage account that can hold shares of an ETF must take in order to transact in shares of an Acquiring Fund as part of a Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an ETF.

This Prospectus/Information Statement includes information about the Plan and each Acquiring Fund. A Reorganization would result in your investing in the applicable Acquiring Fund.  You should retain this Prospectus/Information Statement for future reference.  Additional information about the Target Funds, the Acquiring Funds and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into this Prospectus/Information Statement by reference:

●	The prospectus of the Trust on behalf of the Target Funds, dated February 1, 2026, as supplemented and amended to date (File No. 811-06719; SEC Accession No. 0001398344-26-001868);

●	The statement of additional information of the Trust on behalf of the Target Funds, dated February 1, 2026, as supplemented and amended to date (File No. 811-06719; SEC Accession No. 0001398344-26-001868);

●	The prospectus of the Trust on behalf of the Acquiring Funds, dated February 13, 2026, as supplemented and amended to date (File No. 811-06719; SEC Accession No. 0001398344-26-002893);

●	The statement of additional information of the Trust on behalf of the Acquiring Funds, dated February 13, 2026, as supplemented and amended to date (File No. 811-06719; SEC Accession No. 0001398344-26-002893);

●	The financial statements included in the Target Funds’ Form N-CSR filing for the fiscal year ending September 30, 2025 (File No. 811-06719; SEC Accession No. 0001398344-25-022139); and

●	A statement of additional information dated February 15, 2026, relating to this Prospectus/Information Statement.

You may request a free copy of the statement of additional information relating to this Prospectus/Information Statement or a Target Fund’s Prospectus without charge by calling the Trust at (888) 637-7798, as applicable, or by writing to Sterling Capital Funds c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246. Each Target Fund’s Prospectus may also be found at http://www.sterlingcapitalfunds.com/funds.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Will total expenses of the Acquiring Fund be lower than the total expenses of the Target Fund?	13
What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?	14
How do the performance records of the Funds compare?	16
How do the Funds’ portfolio turnover rates compare?	18
Where can I find more financial and performance information about the Target Fund?	18
REORGANIZATION 2: STERLING CAPITAL SHORT DURATION BOND FUND INTO STERLING CAPITAL SHORT DURATION BOND ETF	19
COMPARISON OF IMPORTANT FEATURES OF THE FUNDS	19
Are there any significant differences between the investment objectives, policies and strategies of the Funds?	19
How do the principal investment risks of the Funds compare?	21
Who manages the Funds?	22
Are the investment advisory fee rates the same?	23
Yes. The investment advisory fee rates for the Target Fund and the Acquiring Fund are the same: 0:20% annually as a percentage of each Fund’s daily net assets.	23
Will total expenses of the Acquiring Fund be lower than the total expenses of the Target Fund?	23
What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?	24
How do the performance records of the Funds compare?	26
How do the Funds’ portfolio turnover rates compare?	28
Where can I find more financial and performance information about the Target Fund?	28
COMPARISON OF OTHER KEY FEATURES OF THE FUNDS	29
What are the purchase and sale procedures of the Target Funds and Acquiring Funds?	29
What are the distribution arrangements for the Target Funds and Acquiring Funds?	30
What are other key features of the Funds?	32
REASONS FOR THE PROPOSED REORGANIZATIONs AND BOARD DELIBERATIONS	33
INFORMATION ABOUT THE REORGANIZATIONs	35
How will the Reorganizations be carried out?	36
Who will pay the expenses of the Reorganizations?	37
What are the capitalizations of the Funds and what might the Acquiring Funds’ capitalizations be after the Reorganizations?	37
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SUMMARY

This is only a summary of certain information contained in this Prospectus/Information Statement.  You should read the more complete information in the rest of this Prospectus/Information Statement, including your Acquiring Fund’s Prospectus (enclosed) and the Plan (which has been filed as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Information Statement is a part).

Why am I receiving a combined Prospectus/Information Statement?

You are receiving a combined Prospectus/Information Statement because you own shares of a Target Fund. It is proposed that each Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through a Reorganization with and into the corresponding Acquiring Fund. Each Acquiring Fund is a newly organized series of the Trust and currently has no assets or liabilities. Each Acquiring Fund was created specifically in connection with the applicable Reorganization for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the closing date of the Reorganization.

Each Reorganization will be accomplished in accordance with the Plan between the Trust, on behalf of Target Funds, the Trust, on behalf of the Acquiring Funds, and the Adviser. Among other things, the Plan provides for: (1) the acquisition of the assets and the assumption of the liabilities of each Target Fund by the applicable Acquiring Fund in exchange for shares of that Acquiring Fund of equal value to the net assets of the Target Fund being acquired (“Acquiring Fund Shares”); (2) the pro rata distribution of such Acquiring Fund Shares to the shareholders of the applicable Target Fund, and (3) the complete liquidation of each Target Fund, all upon the terms and conditions set forth in the Plan.

In accordance with the Trust’s organizational documents and applicable Massachusetts state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each Reorganization can be effected without the approval of shareholders of the relevant Target Fund. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy.

Why are reorganizations not involving my fund included in the Prospectus/Information Statement?

To reduce costs, the proposals relating to the Target Funds have been combined into one Prospectus/Information Statement. Accordingly, not all reorganizations may be applicable to each shareholder.

What are some features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

•	Sales of ETF Shares on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated net asset value (“NAV”) per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the then-current pro rata value of the ETF’s net assets and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.
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•	Sales only through a Broker. While a mutual fund’s shares may be directly purchased or redeemed from the fund at NAV, individual shares of ETFs, like the Acquiring Funds, may only be purchased and sold on a stock exchange through a broker at market prices. Shares of an Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in large blocks of shares (“Creation Units”), and only an authorized participant (“Authorized Participant”) may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of an Acquiring Fund may be purchased and sold through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as each Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of an Acquiring Fund’s net assets. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

•	Tax. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, many ETFs create and redeem their shares in kind. ETFs typically do not recognize capital gain on in-kind distributions in redemption of their shares, which enables them to distribute appreciated securities to redeeming shareholders without recognizing gain on those securities. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders. Instead, non-redeeming ETF shareholders in an ETF that creates and redeems its shares in kind may recognize capital gains with respect to their ETF shares when they sell their ETF shares.

To the extent that an Acquiring Fund effects its creation and redemptions in cash, as it intends regularly to do, the Acquiring Fund may need to sell securities to generate the necessary funds for a redemption. Such sales may result in the Acquiring Fund realizing capital gains, which under applicable tax regulations must be distributed to all shareholders, leading to potential tax liabilities for shareholders that would not have been incurred had the redemptions been in-kind.

The Acquiring Funds will issue and redeem shares at NAV only with Authorized Participants and only in Creation Units. Creation Units are issued and redeemed for cash and/or in-kind for securities.

•	Transparency. Currently, each Target Fund only provides periodic disclosure of its complete portfolio holdings (typically quarterly on a 60-day lag). Each Acquiring Fund will be a transparent ETF that operates with full transparency for its portfolio holdings. Following the Reorganizations, the Acquiring Funds, like other transparent ETFs, will make their portfolio holdings public each day. This holdings information, along with other information about the Acquiring Funds, will be available on the Acquiring Funds’ website at https://sterlingcapital.com/investments/exchange-traded-funds/".

•	Single Share Class. A mutual fund, like the Target Funds, may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Funds do not issue multiple classes of shares.
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In addition, the Acquiring Funds are subject to certain risks unique to operating as ETFs. For more information, see “Are there any differences in risks between the Target Funds and the Acquiring Funds?” below.

Has each Target Fund’s Board approved the applicable Reorganization?

Yes, the Board of Trustees the Trust (the “Board”) approved each Reorganization because it believes that it is in the best interests of the Target Funds and the Acquiring Funds. At a meeting held on November 19, 2025, the Board carefully reviewed the terms of each Reorganization and unanimously approved the Plan and each Reorganization. For the reasons set forth in the “REASONS FOR THE PROPOSED REORGANIZATIONS AND BOARD DELIBERATIONS” section of this Prospectus/Information Statement, the Board, including the Trustees who are not “interested persons”, as defined in the 1940 Act, of the Trust, have determined that participation in the Reorganizations is in the best interests of each Target Fund and each Acquiring Fund. The Board also concluded that no dilution in value would result to the shareholders of a Target Fund or the shareholders of an Acquiring Fund as a result of the Reorganizations.

What will happen if the Reorganizations occur?

If the closing conditions of the applicable Reorganization under the Plan are satisfied or waived, then shareholders of that Target Fund will become shareholders of the corresponding Acquiring Fund at the closing of the Reorganization expected to occur by the end of the first quarter of 2026 and will no longer be shareholders of the Target Fund.  Shareholders of the Target Fund will receive shares of the corresponding Acquiring Fund with an equivalent aggregate NAV of the Acquiring Fund.

In particular, the Plan provides that (1) the assets of each Target Fund will be acquired by the corresponding Acquiring Fund and the liabilities of each Target Fund will be assumed by the corresponding Acquiring Fund in exchange for Acquiring Fund Shares of equal value to the net assets of the Target Fund being acquired; and (2) the Acquiring Fund Shares received by the applicable Target Fund in the exchange will then be distributed pro rata to shareholders of that Target Fund.  After the Acquiring Fund Shares are distributed to the applicable Target Fund’s shareholders, that Target Fund will be completely liquidated.

Completion of each Reorganization is subject to a number of conditions. The Plan also provides that before the closing of each Reorganization, each class of shares of a Target Fund, other than Institutional Class Shares, will be consolidated into Institutional Class Shares (the “Share Class Consolidation”). The Share Class Consolidation will be effected on the basis of the relative NAVs of the relevant classes, without the imposition of any sales load, fee or other charge. The Share Class Consolidation is intended to move shareholders into a single share class of each Acquiring Fund that most closely resembles the corresponding Target Fund’s Institutional Class Shares.

After the Share Class Consolidation, but prior to the closing of the Reorganization, any fractional shares held by Target Fund shareholders will be redeemed, and the Target Funds will distribute the redemption proceeds attributable to the redemption of fractional shares to those shareholders. The distribution of redemption proceeds to shareholders will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account and shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

In order to receive shares of an Acquiring Fund as part of a Reorganization, Target Fund shareholders must hold their shares of through a brokerage account that can accept shares of an ETF. If shareholders do not hold their shares of a Target Fund through such a brokerage account, their Target Fund shares will be liquidated or redeemed for cash with the proceeds sent to the shareholder if not moved to an appropriate brokerage account. It may take up to 7 days from the redemption date for you to receive your cash. For shareholders that do not currently hold their shares of a Target Fund through a brokerage account that can hold shares of an ETF, information is provided regarding additional actions that those shareholders must take in order to receive shares of an ETF as part of the Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an ETF.

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How will the Reorganizations affect me as a shareholder?

If a Reorganization is completed with respect to your Target Fund, you will cease to be a shareholder of that Target Fund. In order to receive share of the corresponding Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept share of an ETF (the Acquiring Fund) on the closing date of the Reorganization. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the closing date of the Reorganization, you will automatically become a shareholder of the corresponding Acquiring Fund. If you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the corresponding Acquiring Fund on the closing date of the Reorganization, you will not receive shares of such Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares. Such liquidation generally will be a taxable event for shareholders who hold Target Fund shares in a taxable account. For more information about the brokerage account needed to hold shares of an Acquiring Fund, see “What do I need to do to prepare for the Reorganizations?” below.  Shares of an Acquiring Fund are not issued in fractional shares.  As a result, the applicable Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganizations.  Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account.  Shareholders should consult their tax advisors to determine the effect of the redemption of fractional shares.

After the Reorganizations, individual shares of each Acquiring Fund may only be purchased and sold on the Cboe BZX Exchange, Inc. (the “CBOE”), other national securities exchanges, electronic crossing networks and other alternative trading systems.  Should a former Target Fund shareholder decide to purchase or sell shares in an Acquiring Fund after a Reorganization, the shareholder will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices.  Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of an Acquiring Fund’s net assets.  As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms.  In addition, it is the Trust’s understanding that the brokerage account statements that Acquiring Fund shareholders will receive from financial intermediaries following the Reorganizations will provide information on the market price of the applicable Acquiring Fund’s shares and not the NAV per share of such Acquiring Fund as would be the case for a mutual fund.

Will the Reorganizations affect the way my investments are managed?

Generally, no. Each Acquiring Fund will be managed using the same investment objective and substantially the same principal investment strategies currently used by the corresponding Target Fund.

Sterling Capital Management LLC (the “Adviser”) is the investment adviser to each of the Funds. The same individuals responsible for the day-to-day portfolio management of a Target Fund as of the date of the Prospectus/Information Statement will be responsible for the day-to-day portfolio management of the corresponding Acquiring Fund.

For a more complete discussion, see the sections of the proposal relating to your Reorganization titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment objectives, policies and strategies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

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Are there any differences in risks between the Target Funds and the Acquiring Funds?

Many of the risks associated with owning shares of each Acquiring Fund are the same as the risks associated with owning shares of the corresponding Target Fund. However, there are certain differences in these risks, including the risks associated with each Acquiring Fund’s operation as an ETF.

For a more complete discussion of the risks of each Target Fund and the corresponding Acquiring Fund, see the sections of the proposal relating to your Reorganization titled: “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?” The risks of each Acquiring Fund are presented in Exhibit A.

Are the investment advisory fee rates for each Target Fund and corresponding Acquiring Fund the same?

Yes. The investment advisory fee rates for each Target Fund and its corresponding Acquiring Fund are the same: 0:20% annually as a percentage of each Fund’s daily net assets.

Will the total expenses of the Acquiring Funds be lower than the total expenses of the Target Funds?

Yes. The Acquiring Funds each employ a unitary administrative services fee structure pursuant to which the Adviser bears substantially all operating expenses of the Acquiring Funds, subject to certain exceptions. Following the Reorganizations, the total annual fund operating expenses of each Acquiring Fund are expected to be significantly lower than those of each share class of the corresponding Target Fund. Each Acquiring Fund pays identical contractual investment advisory fee rates as the corresponding Target Fund.

For a more detailed comparison of the Funds’ fees and expenses, see the sections of the proposal relating to your Reorganization titled “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fee rates?” and “What are the fees and expenses of each Fund and what might they be after the Reorganization?”

Who will pay the costs in connection with the Reorganizations?

The Adviser will bear all of the expenses relating to each Reorganization, except that to the extent a Target Fund incurs any transaction costs in connection with acquiring or selling securities in connection with the Reorganization, the Target Fund would bear such costs. The Target Funds are not expected to bear any such costs in connection with the Reorganization. The Adviser will bear the other costs of each Reorganization whether or not the Reorganization is consummated.

What are the federal income tax consequences of the Reorganizations?

Each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and generally is not expected to result in recognition of gain or loss by the applicable Target Fund or its shareholders.  However, immediately prior to each Reorganization, most shareholders will receive cash compensation for fractional shares of the applicable Target Fund that they hold.  Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares. In addition, shareholders who do not hold their Target Fund shares in a brokerage account that can hold shares of an ETF and who do not transfer their shares to a brokerage account that can hold shares of an ETF by the closing date of a Reorganization will receive a cash payment in liquidation of the Acquiring Fund shares they are entitled to receive as part of such Reorganization. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their shares.

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Prior to the closing of each Reorganization, the applicable Target Fund may declare a distribution to shareholders which, together with all previous distributions, would have the effect of distributing to shareholders all of the Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions would be taxable to shareholders who hold their Target Fund shares in a taxable account.

As a condition of the closing of each Reorganization and assuming the parties comply with the terms of the Plan, the Trust will receive an opinion of counsel regarding the federal income tax consequences of each Reorganization.  Shareholders should consult their tax advisers about state and local tax consequences of each Reorganization, if any, because the information about tax consequences in this Prospectus/Information Statement relates only to the federal income tax consequences of each Reorganization.  For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

What is the anticipated timing of the Reorganizations?

The Reorganizations are currently expected to be completed by the end of the first quarter of 2026.

What do I need to do to prepare for the Reorganizations?

It is important for you to determine whether you hold your shares of a Target Fund in an account that can accommodate the ETF shares that will be received in the applicable Reorganization.  The following account types cannot hold shares of ETFs:

•	Fund Direct Accounts. If you hold your shares of a Target Fund in an account directly with the Target Fund at its transfer agent, you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the corresponding Acquiring Fund prior to the applicable Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares.

•	Non-Accommodating Retirement Accounts. If you hold your shares of a Target Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the relevant Reorganization or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to such Reorganization.
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•	Non-Accommodating Brokerage Accounts. If you hold your shares of a Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the applicable Reorganization, you will not receive shares of the corresponding Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares.

In some cases, the liquidation of your investment and distribution of cash, or the transfer of your investment, may be subject to fees and expenses. In addition, if your investment is held in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the liquidated shares and the amount that you receive for them. It may take up to 7 days from the redemption date for you to receive your cash. Please consult your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of a Target Fund through a brokerage account that can hold shares of the corresponding Acquiring Fund, please see the information below for additional actions that you must take to receive shares of the Acquiring Fund as part of such Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of the corresponding Acquiring Fund.

How do I transfer my Target Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

Transferring your shares from the Target Funds’ transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with a Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to hold ETF shares.  If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account prior to the consummation of each Reorganization if you wish to hold or transact in shares of an Acquiring Fund.

We suggest you provide your broker with a copy of the quarterly statement from the relevant Target Fund. The broker will require your account number with the Target Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you sign that form, the broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

The broker where you hold Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares.  Contact your broker right away to make the necessary changes to your account.

You can contact your financial advisor or other financial intermediary for further information. You also may contact the Adviser at (888) 637-7798.

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What will happen if I don’t have a brokerage account that can hold ETF shares at the time of the Reorganizations?

If your shares are held in an account that cannot accept ETF shares at the time of a Reorganization, you will not receive shares of the relevant Acquiring Fund as part of such Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares. If you think you don’t have a brokerage account that can accept the Acquiring Fund Shares you receive in a Reorganization, you may contact the Adviser by calling (888) 637-7798. For more information about the brokerage account needed to hold shares of an Acquiring Fund, see “What do I need to do to prepare for the Reorganization?” above.

Are there other circumstances where a Target Fund shareholder will not be able to hold ETF shares?

Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem a Target Fund’s shares prior to a Reorganization.

What if I don’t want to hold ETF shares?

If you do not want to receive ETF shares in connection with a Reorganization, you may redeem your shares of the applicable Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by the Adviser prior to the Reorganization.  If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of a Target Fund may exchange their Target Fund shares for shares of the same class of any mutual fund, other than a Target Fund, that is managed by the Adviser, generally without paying any additional sales charges, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account. As ETFs, the Acquiring Funds do not provide for the exchange of shares.

Whom do I contact for further information?

You can contact your financial adviser or other financial intermediary for further information. You also may contact the Adviser at (888) 637-7798.

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REORGANIZATION 1: STERLING CAPITAL ULTRA SHORT BOND FUND
INTO STERLING CAPITAL ULTRA SHORT BOND ETF

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

Sterling Capital Ultra Short Bond Fund (for purposes of Reorganization 1, the “Target Fund”) operates as a mutual fund, offering shares that are redeemable on each business day and daily liquidity.  Sterling Capital Ultra Short Bond ETF (for purposes of Reorganization 1, the “Acquiring Fund” and, together with the Target Fund, the “Funds”) operates as an ETF.  As an ETF, the Acquiring Fund offers shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV).

The Acquiring Fund will be managed using the same investment objective as the Target Fund.

The Acquiring Fund will also be managed using principal investment strategies that are the same as those of the Target Fund, except that the Acquiring Fund’s principal investment strategies state that the Fund is an actively managed ETF and clarifies that the Fund may invest in certain types of derivative instruments for hedging and investment purposes.

The Adviser does not expect that the differences discussed above will result in any significant changes to the management of the Acquiring Fund.

Investment Objective and Principal Investment Strategies

The following table reproduces the investment objective and principal investment strategies as disclosed in the Target Fund’s Prospectus. Where the investment objective or principal investment strategies of the Acquiring Fund differ from those of the Target Fund, such changes are marked in red strikethrough text (to represent deletions) and blue underlined text (to represent additions).

Comparison of Sterling Capital Ultra Short Bond Fund’s and Sterling Capital Ultra Short Bond ETF’s Investment Objective and Principal Investment Strategies
Investment Objective	The Fund seeks to provide current income and competitive total return.
Principal Investment Strategies

The Fund is an actively managed exchange traded fund (“ETF”). To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in fixed income securities (bonds).

The Fund invests primarily in the following types of fixed income securities: (i) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements; (ii) corporate debt securities, including bonds, notes and debentures, issued by U.S. companies that are investment grade (i.e., rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization, or are determined by the portfolio manager to be of comparable quality); (iii) investment grade asset-backed securities; (iv) investment grade mortgage-backed securities, including collateralized mortgage obligations; (v) municipal securities; (vi) U.S. dollar-denominated foreign and emerging market securities; (vii) variable and floating rate instruments; and (viii) collateralized loan obligations (CLOs). Additionally, the Fund will invest in convertible securities, including convertible bonds and preferred stocks, and cash equivalents. The Fund may invest up to 10% of its total assets in bonds that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds. The Fund will maintain an average duration of 18 months or less. The Fund is generally structured to target a dollar-weighted average maturity of between zero and 24 months, although the Fund may invest in individual securities of any weighted average maturity. Duration is the expected life of a fixed-income security and is used to determine the sensitivity of the security’s price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

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Comparison of Sterling Capital Ultra Short Bond Fund’s and Sterling Capital Ultra Short Bond ETF’s Investment Objective and Principal Investment Strategies

The Fund may invest in certain types of derivative instruments for hedging and investment purposes. Although the Fund may invest in derivatives of any kind, the Fund currently expects to invest in futures contracts and forward foreign currency contracts to gain efficient investment exposures as an alternative to cash investments or to hedge against portfolio exposures, and credit default swaps and interest rate swaps to gain indirect exposure to interest rates, issuers, currencies, or market sectors, or to hedge against portfolio exposures.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on allocation among sectors, credit risk, and individual securities selection. The portfolio manager focuses on macro trends in the economy to establish a duration target that reflects the outlook for the future direction of interest rates. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and future interest rate expectations are considered. Sector weightings are driven by a combination of the portfolio manager’s macro view on interest rates and volatility as well as relative spread analysis. Utilizing fundamental analysis the portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis includes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements (scheduled early retirements of the specific debt instrument), prepayment and extension risk, and individual company financial data for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.

The portfolio manager may consider selling a security owned by the Fund to reduce exposure to a particular sector, if the portfolio manager sees a deterioration in the underlying fundamentals of an issuer or if the actions of the issuer violate the investment thesis of owning the security (or, in another words, the original reasoning for purchasing the security), when the portfolio managers finds other attractive securities that the portfolio manager believes are less expensive and offer relatively greater income or growth potential, and in response to macro level adjustments to duration and yield curve contributions (which are changes made to portfolio duration or yield curve positioning due to changes in the portfolio manager’s macroeconomic outlook).

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Further information about the Target Fund’s and Acquiring Fund’s investment objective and strategies is contained in the Prospectus and Statement of Additional Information of the Funds, which are on file with the SEC and incorporated herein by reference.

Investment Policies and Restrictions

The fundamental investment policies of the Target Fund and the Acquiring Fund are identical. Among other fundamental investment restrictions, each of the Funds is prohibited from writing or purchasing call options, writing put options, or purchasing put options (the “Options Restrictions”). Shareholders of the Target Fund are being asked to vote on removal of the Options Restrictions at a special meeting of shareholders of the Target Fund (the “Special Meeting”) scheduled for February 27, 2026. If approved prior to the Reorganization, neither the Target Fund nor the Acquiring Fund will be subject to such Options Restrictions.

The non-fundamental investment policies of the Target Fund and the Acquiring Fund are the same, except that the Target Fund includes a non-fundamental restriction related to selling securities short while the Acquiring Fund does not. The Funds’ fundamental investment policies and non-fundamental policies are set forth in Exhibit B. After the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

How do the principal investment risks of the Funds compare?

Many of the risks associated with an investment in the Target Fund and the Acquiring Fund are similar, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure. There are other important differences between the principal risks of the Target Fund and the Acquiring Fund identified in the chart below. While there are certain differences between the Acquiring Fund’s and the Target Fund’s risk disclosure, the Adviser does not expect the differences in the disclosure or description of such risks to result in or reflect any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed. For example, the Acquiring Fund may include additional risks or use different terminology to describe the risks applicable to such Fund’s principal investment strategies that are intended to clarify the risks associated with an investment in the Acquiring Fund.

The following chart identifies the principal risks associated with each Fund. Each of the principal risks of the Acquiring Fund appears in Exhibit A.

Principal Risks	Target Fund	Acquiring Fund
Active Trading Risk	X	X
Collateralized Loan Obligations Risk	X	X
Convertible Securities Risk	X	X
Credit Risk	X	X
Derivatives Risk		X

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Principal Risks	Target Fund	Acquiring Fund
Emerging Markets Risk		X
Estimated Maturity Risk	X	X
ETF Structure Risks		X
Fixed Income Market Risk	X	X
Focused Investment Risk	X	X
Foreign Investment Risk	X	X
High-Yield/High-Risk Debt Securities	X	X
Income Risk	X	X
Interest Rate Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
Mortgage-Backed and Asset-Backed Securities Risk	X	X
Municipal Securities Risk	X	X
Operational and Technology Risk	X	X
Preferred Stock Risk		X
Prepayment/Call Risk	X	X
U.S. Government Securities Risk	X	X
Variable and Floating Rate Instrument Risk	X	X

Who manages the Funds?

The Funds are series of the Trust. The Trust is governed by a Board of Trustees, which is responsible for overseeing all business activities of the Funds.

Investment Adviser of the Funds.  Sterling Capital Management LLC, the Funds’ investment adviser, is located at 434 Fayetteville St. Suite 500 Raleigh, NC 27601. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

As of September 30, 2025, the Adviser had approximately $69.0 billion in assets under management.

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Portfolio Management. The same individuals responsible for the day-to-day portfolio management of the Target Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund.

Mark M. Montgomery, CFA®, Senior Managing Director, Chief Investment Officer and Head of Fixed Income, joined the Adviser in 1997 and has been co-portfolio manager of the Target Fund since its inception.

Jeffrey D. Ormsby, CFA®, Executive Director, joined the Adviser in 2011 and has been co-portfolio manager of the Target Fund since February 2020.

Byron G. Mims, CFA®, Executive Director, joined the Adviser in 2012 and has been co-portfolio manager of the Target Fund since February 2020.

The Statement of Additional Information for the Target Fund dated February 1, 2026, as supplemented (the “Target Fund SAI”) and the Statement of Additional Information for the Acquiring Fund dated February 13, 2026 (the “Acquiring Fund SAI”), provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.  For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

Are the investment advisory fee rates the same?

Yes. The investment advisory fee rates for the Target Fund and the Acquiring Fund are the same: 0:20% annually as a percentage of each Fund’s daily net assets.

For the fiscal year ended September 30, 2025, after waivers and expense reimbursements, $13,651 was required to be paid by the Target Fund to the Adviser for the Adviser’s investment advisory services provided.  Because the Acquiring Fund has not yet commenced operations, no investment advisory fees have been paid to the Adviser.

Will total expenses of the Acquiring Fund be lower than the total expenses of the Target Fund?

Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are expected to be significantly lower than those of each share class of the Target Fund. The Acquiring Fund employs a unitary administrative services fee structure pursuant to which the Adviser bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. Each Acquiring Fund pays identical contractual investment advisory fee rates as the corresponding Target Fund.

Under the Investment Advisory Agreement between the Trust, on behalf of the Target Fund, and the Adviser, the fee payable to the Adviser by the Target Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of 0.20%; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Adviser. Currently, the Adviser has contractually agreed to waive its fees, pay Target Fund operating expenses, and/or reimburse the Target Fund to the extent that the total annual fund operating expenses of the Target Fund (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) exceed 0.69% for Class A shares of the Target Fund and 0.44% for Institutional Class shares of the Target Fund for the period from February 1, 2026 through January 31, 2027.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Acquiring Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser assumes all investment duties and has full discretionary power and authority with respect to the investment of the assets of each Fund. In that capacity, the Adviser is responsible for making day-to-day investment decisions for the Acquiring Fund and trading portfolio securities and other investment instruments on behalf of the Acquiring Fund, including selecting broker-dealers to execute purchase and sale transactions. For the services it provides to the Acquiring Fund under the Investment Advisory Agreement, the Acquiring Fund pays the Adviser fees, calculated daily and paid monthly, at an annual rate of 0.20% of the Acquiring Fund’s average daily net assets.

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Pursuant to a unitary fee administrative services agreement between the Trust, on behalf of the Acquiring Fund (the “Unitary Fee Administrative Services Agreement”), and the Adviser, the Adviser provides administrative services to the Acquiring Fund and has agreed to pay all expenses incurred by the Acquiring Fund except for (i) the Acquiring Fund’s fees payable to the Adviser under the Investment Advisory Agreement and Unitary Fee Administrative Services Agreement, (ii) expenses incurred in connection with any distribution and service plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees, if any, (iii) investment-related expenses of any kind, including all fees and expenses incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities, and any expenses incurred with respect to the reorganization, restructuring or workout-related expenses related to any investment, and the execution of portfolio transactions (such as brokerage commissions, clearing and settlement costs, and any other kind of transaction expenses and costs associated with tax reclaims); (iv) borrowing and other investment-related costs and fees, including interest, commitment and other fees and costs; (v) acquired fund fees and expenses; (vi) interest expenses; (vii) taxes (including, but not limited to, income, excise, transfer and withholding taxes) and governmental fees; (viii) litigation expenses of any kind (including fees and expenses of counsel retained by or on behalf of the Trust or the Acquiring Fund) and any fees, costs or expenses payable by the Trust or the Acquiring Fund pursuant to indemnification or advancement obligations to which the Trust or the Acquiring Fund may be subject (pursuant to contract or otherwise); (ix) custody or other expenses attributable to negative interest rates on investments or cash; (x) short dividend expense; (xi) salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Adviser or its subsidiaries or affiliates; (xii) organizational and offering expenses of the Trust and the Acquiring Fund; (xiii) costs related to any meetings of shareholders, including any costs associated with the preparation, printing, and transmission of proxy or information statements and proxy solicitation; (xiv) fees or expenses payable or other costs incurred in connection with the Acquiring Fund’s securities lending program; (xv) any other expenses which are capitalized in accordance with generally accepted accounting principles; (xvi) extraordinary expenses; and (xvii) such other expenses as approved by a majority of the Board. For the services it provides to the Acquiring Fund under the Unitary Fee Administrative Services Agreement, the Acquiring Fund pays the Adviser fees, calculated daily and paid monthly, at an annual rate of 0.10% of the Acquiring Fund’s average daily net assets.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The tables show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of September 30, 2025, as if the Reorganization had taken place on October 1, 2024. The fee tables do not reflect the costs associated with the Reorganization, which will be paid by the Adviser. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in substantially lower total annual operating expenses for shareholders of the Target Fund.

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Target Fund Shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganization.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Sterling Capital Ultra Short Bond Fund – Class A	Sterling Capital Ultra Short Bond Fund – Institutional Class	Sterling Capital Ultra Short Bond ETF (pro forma)
Management Fees	0.20%	0.20%	0.30%[2]
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	None[3]
Other Expenses	0.39%	0.39%	0.00%[4]
Acquired Fund Fees and Expenses	N/A	N/A	N/A
Total Annual Fund Operating Expenses	0.84%	0.59%	0.30%
Fee Waiver and/or Expense Reimbursement	0.15%[1]	0.15%[1]	N/A
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	0.69%[1]	0.44%[1]	0.30%

[1]	The Adviser has contractually agreed to waive its fees, pay Target Fund operating expenses, and/or reimburse the Target Fund to the extent that the total annual fund operating expenses of the Target Fund (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) exceed 0.69% for Class A shares of the Target Fund and 0.44% for Institutional Class shares of the Target Fund for the period from February 1, 2026 through January 31, 2027. This contractual limitation may be terminated during this period only by the Target Fund’s Board of Trustees, and will automatically terminate upon termination of the Investment Advisory Agreement between the Target Fund and the Adviser.

[2]	Includes an investment advisory fee of 0.20% and a unitary administrative services fee of 0.10%.

[3]	The Fund has adopted a Rule 12b-1 Distribution Plan, and the Board has authorized a 12b-1 fee not to exceed 0.25% of the average daily net assets of Acquiring Fund Shares. No Distribution and Service (12b-1) fee is currently paid by the Acquiring Fund or will be made during the first twelve (12) month period from the date of this prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Acquiring Fund’s Board.

[4]	Amounts have been estimated for the current fiscal year.

Example

These examples are intended to help you compare the cost of investing in the Target Fund’s Class A and Institutional Class shares with the cost of investing in Acquiring Fund Shares, both before and after the Reorganization.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of the period.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The Example reflects adjustments made to the Target Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Sterling Capital Ultra Short Bond Fund – Class A	$71	$255	$454	$1,029
Sterling Capital Ultra Short Bond Fund – Institutional Class	$45	$175	$317	$729
Pro Forma – Sterling Capital Ultra Short Bond ETF (assuming the Reorganization is completed)	$31	$97	$169	$381

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and assume all of the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund. The Acquiring Fund will have no performance history prior to the Reorganization.

The Target Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical accounting records and performance of Institutional Class shares of the Target Fund. The Target Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s Institutional Class shares’ performance from year-to-year and by showing how the Target Fund’s average annual returns for the past one-, five- and ten-year periods compare with those of a broad measure of market performance and an additional index that reflects the principal investment strategies of the Target Fund. The Acquiring Fund will use the Bloomberg U.S. Aggregate Bond Index as its primary regulatory benchmark and the ICE BofA 0-1 Year U.S. Treasury Index as its strategy index, which are the same benchmarks that the Target Fund uses.

The performance of Class A shares, which is shown in the table below, will differ from Institutional Class performance because the classes pay different expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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Sterling Capital Ultra Short Bond Fund

Calendar Year Total Returns – Institutional Class Shares

Highest/Lowest quarterly results during this period were:

Highest	2.37%	(quarter ended June 30, 2020)
Lowest	(1.30)%	(quarter ended March 31, 2020)

Average Annual Total Returns (for the period ended December 31, 2025)

Share Class	1 Year	5 Year	10 Year
Institutional Class – Before Taxes	4.91%	3.42%	2.68%
Institutional Class – After Taxes on Distributions	3.09%	2.05%	1.59%
Institutional Class – Return After Taxes on Distributions and Sale of Fund Shares	2.88%	2.02%	1.58%
Class A – Before Taxes	4.65%	3.16%	2.43%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)[1]	7.30%	-0.36%	2.01%
ICE BofA 0-1 Year U.S. Treasury Index (reflects no deductions for fees, expenses, or taxes) [1]	4.72%	3.11%	2.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

1.	The Bloomberg U.S. Aggregate Bond Index is the Fund’s regulatory benchmark, which represents a broad measure of market performance and is included to comply with regulatory requirements. The ICE BofA 0-1 Year U.S. Treasury Index is the strategy index for the Fund included to show an additional measure of short-term Treasury performance.

The Target Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  You can obtain updated performance information at https://sterlingcapital.com/investments/exchange-traded-funds/ or by calling the Target Fund at (888) 637-7798.

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How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.

During the fiscal year ended September 30, 2025 the Target Fund’s portfolio turnover rate was approximately 62% of the average value of its portfolio.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables of the Target Fund. Additional information is available in the Target Fund’s Prospectus, Statement of Additional Information, and the most recent Form N-CSR and Form N-CSRS filings, as applicable. Because the Acquiring Fund has not yet commenced operations, Form N-CSR and Form N-CSRS filings for the Acquiring Fund are not available.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Information Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at (888) 637-7798, (ii) accessing the documents at the Funds’ website at http://www.sterlingcapitalfunds.com/funds, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

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REORGANIZATION 2: STERLING CAPITAL SHORT DURATION BOND FUND
INTO STERLING CAPITAL SHORT DURATION BOND ETF

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

Sterling Capital Short Duration Bond Fund (for purposes of Reorganization 2, the “Target Fund”) operates as a mutual fund, offering shares that are redeemable on each business day and daily liquidity.  Sterling Capital Short Duration Bond ETF (for purposes of Reorganization 2, the “Acquiring Fund” and, together with the Target Fund, the “Funds”) operates as an ETF.  As an ETF, the Acquiring Fund offers shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV).

The Acquiring Fund will be managed using the same investment objective as the Target Fund.

The Acquiring Fund will also be managed using principal investment strategies that are the same as those of the Target Fund, except that the Acquiring Fund’s principal investment strategies state that the Fund is an actively managed ETF.

The Adviser does not expect that the difference discussed above will result in any significant changes to the management of the Acquiring Fund.

Investment Objective and Principal Investment Strategies

The following table reproduces the investment objective and principal investment strategies as disclosed in the Target Fund’s Prospectus. Where the investment objective or principal investment strategies of the Acquiring Fund differ from those of the Target Fund, such changes are marked in red strikethrough text (to represent deletions) and blue underlined text (to represent additions).

Comparison of Sterling Capital Short Duration Bond Fund’s and Sterling Capital Short Duration Bond ETF’s Investment Objective and Principal Investment Strategies
Investment Objective	The Fund seeks to provide current income and competitive total return.
Principal Investment Strategies

The Fund is an actively managed exchange traded fund (“ETF”). To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in investment grade fixed income securities (bonds).

The Fund invests primarily in the following types of fixed income securities: (i) corporate debt securities, including bonds, notes and debentures, issued by U.S. companies that are investment grade (i.e., rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization, or are determined by the portfolio manager to be of comparable quality); (ii) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements; (iii) investment grade mortgage-backed securities, including collateralized mortgage obligations; (iv) investment grade asset-backed securities; (v) U.S. dollar-denominated foreign and emerging market securities; and (vi) investment grade collateralized loan obligations (CLOs). Additionally, the Fund will invest in municipal securities, convertible securities, including convertible bonds and preferred stocks, and cash equivalents. The Fund may invest up to 15% of its total assets in bonds that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds, and non-dollar denominated foreign and emerging market securities. The Fund will maintain an average duration between 1 and 3 years. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security’s price to changes in interest rates. Duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

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Comparison of Sterling Capital Short Duration Bond Fund’s and Sterling Capital Short Duration Bond ETF’s Investment Objective and Principal Investment Strategies

The Fund may invest in certain types of derivative instruments for hedging and investment purposes. Although the Fund may invest in derivatives of any kind, the Fund currently expects to invest in futures contracts and forward foreign currency contracts to gain efficient investment exposures as an alternative to cash investments or to hedge against portfolio exposures, and credit default swaps and interest rate swaps to gain indirect exposure to interest rates, issuers, currencies, or market sectors, or to hedge against portfolio exposures.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on allocation among sectors, credit risk, and individual securities selection. The portfolio manager focuses on macro trends in the economy to establish a duration target that reflects the outlook for the future direction of interest rates. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and future interest rate expectations are considered. Sector weightings are driven by a combination of the portfolio manager’s macro view on interest rates and volatility as well as relative spread analysis. Utilizing fundamental analysis the portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis includes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements (scheduled early retirements of the specific debt instrument), prepayment and extension risk, and individual company financial data for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.

The portfolio manager may consider selling a security owned by the Fund to reduce exposure to a particular sector, if the portfolio manager sees a deterioration in the underlying fundamentals of an issuer or if the actions of the issuer violate the investment thesis of owning the security (or, in another words, the original reasoning for purchasing the security), when the portfolio managers finds other attractive securities that the portfolio manager believes are less expensive and offer relatively greater income or growth potential, and in response to macro level adjustments to duration and yield curve contributions (which are changes made to portfolio duration or yield curve positioning due to changes in the portfolio manager’s macroeconomic outlook).

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Further information about the Target Fund’s and Acquiring Fund’s investment objective and strategies is contained in the Prospectus and Statement of Additional Information of the Funds, which are on file with the SEC and incorporated herein by reference.

Investment Policies and Restrictions

The fundamental investment policies of the Target Fund and the Acquiring Fund are identical. Among other fundamental investment restrictions, each of the Funds is prohibited from writing or purchasing call options, writing put options, or purchasing put options (the “Options Restrictions”). Shareholders of the Target Fund are being asked to vote on removal of the Options Restrictions at a special meeting of shareholders of the Target Fund (the “Special Meeting”) scheduled for February 27, 2026. If approved prior to the Reorganization, neither the Target Fund nor the Acquiring Fund will be subject to such Options Restrictions.

The non-fundamental investment policies of the Target Fund and the Acquiring Fund are the same, except that the Target Fund includes a non-fundamental restriction related to selling securities short while the Acquiring Fund does not. The Funds’ fundamental investment policies and non-fundamental policies are set forth in Exhibit B. After the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

How do the principal investment risks of the Funds compare?

Many of the risks associated with an investment in the Target Fund and the Acquiring Fund are similar, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure. There are other important differences between the principal risks of the Target Fund and the Acquiring Fund identified in the chart below. While there are certain differences between the Acquiring Fund’s and the Target Fund’s risk disclosure, the Adviser does not expect the differences in the disclosure or description of such risks to result in or reflect any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed. For example, the Acquiring Fund may include additional risks or use different terminology to describe the risks applicable to such Fund’s principal investment strategies that are intended to clarify the risks associated with an investment in the Acquiring Fund.

The following chart identifies the principal risks associated with each Fund. Each of the principal risks of the Acquiring Fund appears in Exhibit A.

Principal Risks	Target Fund	Acquiring Fund
Active Trading Risk	X	X
Collateralized Loan Obligations Risk	X	X
Convertible Securities Risk	X	X
Counterparty Risk	X	X
Credit Risk	X	X

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Principal Risks	Target Fund	Acquiring Fund
Derivatives Risk	X	X
Emerging Markets Risk		X
Estimated Maturity Risk	X	X
ETF Structure Risks		X
Fixed Income Market Risk	X	X
Focused Investment Risk	X	X
Foreign Currency Transaction Risk	X	X
Foreign Investment Risk	X	X
High-Yield/High-Risk Debt Securities	X	X
Income Risk	X	X
Interest Rate Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
Mortgage-Backed and Asset-Backed Securities Risk	X	X
Municipal Securities Risk		X
Operational and Technology Risk	X	X
Preferred Stock Risk	X	X
Prepayment/Call Risk	X	X
U.S. Government Securities Risk	X	X

Who manages the Funds?

The Funds are series of the Trust. The Trust is governed by a Board of Trustees, which is responsible for overseeing all business activities of the Funds.

Investment Adviser of the Funds.  Sterling Capital Management LLC, the Funds’ investment adviser, is located at 434 Fayetteville St. Suite 500 Raleigh, NC 27601. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

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As of September 30, 2025, the Adviser had approximately $69.0 billion in assets under management.

Portfolio Management. The same individuals responsible for the day-to-day portfolio management of the Target Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund.

Mark M. Montgomery, CFA®, Senior Managing Director, Chief Investment Officer and Head of Fixed Income, joined the Adviser in 1997 and has been co-portfolio manager of the Target Fund since February 2011.

Peter L. Brown, CFA®, Managing Director, joined the Adviser in 2004 and has been co-portfolio manager of the Target Fund since February 2020.

The Statement of Additional Information for the Target Fund dated February 1, 2026, as supplemented (the “Target Fund SAI”) and the Statement of Additional Information for the Acquiring Fund dated February 13, 2026 (the “Acquiring Fund SAI”), provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.  For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

Are the investment advisory fee rates the same?

Yes. The investment advisory fee rates for the Target Fund and the Acquiring Fund are the same: 0:20% annually as a percentage of each Fund’s daily net assets.

For the fiscal year ended September 30, 2025, after waivers and expense reimbursements, $70,864 was required to be paid by the Target Fund to the Adviser for the Adviser’s investment advisory services provided.  Because the Acquiring Fund has not yet commenced operations, no investment advisory fees have been paid to the Adviser.

Will total expenses of the Acquiring Fund be lower than the total expenses of the Target Fund?

Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are expected to be significantly lower than those of each share class of the Target Fund. The Acquiring Fund employs a unitary administrative services fee structure pursuant to which the Adviser bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. Each Acquiring Fund pays identical contractual investment advisory fee rates as the corresponding Target Fund.

Under the Investment Advisory Agreement between the Trust, on behalf of the Target Fund, and the Adviser, the fee payable to the Adviser by the Target Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of 0.20%; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Adviser. The Target Fund’s administrator, Sterling Capital Management LLC, has contractually agreed to waive its administrative fees, pay Target Fund operating expenses, and/or reimburse the Target Fund 0.11% of the Class R6 shares’ average daily net assets through January 31, 2027.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Acquiring Fund, and the Adviser (the “Investment Advisory Agreement”), the Adviser assumes all investment duties and has full discretionary power and authority with respect to the investment of the assets of each Fund. In that capacity, the Adviser is responsible for making day-to-day investment decisions for the Acquiring Fund and trading portfolio securities and other investment instruments on behalf of the Acquiring Fund, including selecting broker-dealers to execute purchase and sale transactions. For the services it provides to the Acquiring Fund under the Investment Advisory Agreement, the Acquiring Fund pays the Adviser fees, calculated daily and paid monthly, at an annual rate of 0.20% of the Acquiring Fund’s average daily net assets.

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Pursuant to a unitary fee administrative services agreement between the Trust, on behalf of the Acquiring Fund (the “Unitary Fee Administrative Services Agreement”), and the Adviser, the Adviser provides administrative services to the Acquiring Fund and has agreed to pay all expenses incurred by the Acquiring Fund except for (i) the Acquiring Fund’s fees payable to the Adviser under the Investment Advisory Agreement and Unitary Fee Administrative Services Agreement, (ii) expenses incurred in connection with any distribution and service plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees, if any, (iii) investment-related expenses of any kind, including all fees and expenses incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities, and any expenses incurred with respect to the reorganization, restructuring or workout-related expenses related to any investment, and the execution of portfolio transactions (such as brokerage commissions, clearing and settlement costs, and any other kind of transaction expenses and costs associated with tax reclaims); (iv) borrowing and other investment-related costs and fees, including interest, commitment and other fees and costs; (v) acquired fund fees and expenses; (vi) interest expenses; (vii) taxes (including, but not limited to, income, excise, transfer and withholding taxes) and governmental fees; (viii) litigation expenses of any kind (including fees and expenses of counsel retained by or on behalf of the Trust or the Acquiring Fund) and any fees, costs or expenses payable by the Trust or the Acquiring Fund pursuant to indemnification or advancement obligations to which the Trust or the Acquiring Fund may be subject (pursuant to contract or otherwise); (ix) custody or other expenses attributable to negative interest rates on investments or cash; (x) short dividend expense; (xi) salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Adviser or its subsidiaries or affiliates; (xii) organizational and offering expenses of the Trust and the Acquiring Fund; (xiii) costs related to any meetings of shareholders, including any costs associated with the preparation, printing, and transmission of proxy or information statements and proxy solicitation; (xiv) fees or expenses payable or other costs incurred in connection with the Acquiring Fund’s securities lending program; (xv) any other expenses which are capitalized in accordance with generally accepted accounting principles; (xvi) extraordinary expenses; and (xvii) such other expenses as approved by a majority of the Board. For the services it provides to the Acquiring Fund under the Unitary Fee Administrative Services Agreement, the Acquiring Fund pays the Adviser fees, calculated daily and paid monthly, at an annual rate of 0.13% of the Acquiring Fund’s average daily net assets.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The tables show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of September 30, 2025, as if the Reorganization had taken place on October 1, 2024. The fee tables do not reflect the costs associated with the Reorganization, which will be paid by the Adviser. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in substantially lower total annual operating expenses for shareholders of the Target Fund.

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Target Fund Shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganization.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Sterling Capital Short Duration Bond Fund – Class A	Sterling Capital Short Duration Bond Fund – Class C	Sterling Capital Short Duration Bond Fund – Institutional Class	Sterling Capital Short Duration Bond Fund – Class R6	Sterling Capital Short Duration Bond ETF (pro forma)
Management Fees	0.20%	0.20%	0.20%	0.20%	0.33%[1]
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	None[2]
Other Expenses	0.35%	0.35%	0.35%	0.35%	0.00%[3]
Acquired Fund Fees and Expenses	N/A	N/A	N/A	N/A	N/A
Total Annual Fund Operating Expenses	0.80%	1.55%	0.55%	0.55%	0.33%
Fee Waiver and/or Expense Reimbursement	N/A	N/A	N/A	0.11%[4]	N/A
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	0.80%	1.55%	0.55%	0.44%	0.33%

[1]	Includes an investment advisory fee of 0.20% and a unitary administrative services fee of 0.13%.

[2]	The Fund has adopted a Rule 12b-1 Distribution Plan, and the Board has authorized a 12b-1 fee not to exceed 0.25% of the average daily net assets of Acquiring Fund Shares. No Distribution and Service (12b-1) fee is currently paid by the Acquiring Fund or will be made during the first twelve (12) month period from the date of this prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Acquiring Fund’s Board.

[3]	Amounts have been estimated for the current fiscal year.

[4]	The Fund’s administrator, Sterling Capital, has contractually agreed to waive its administrative fees, pay Fund operating expenses, and/or reimburse the Fund 0.11% of the Class R6 Shares’ average daily net assets for the period from February 1, 2026 through January 31, 2027. This contractual waiver may be terminated during this period only by the Fund’s Board of Trustees and will automatically terminate upon termination of the Administration Agreement between the Fund and Sterling Capital.

Example

These examples are intended to help you compare the cost of investing in the Target Fund’s Class A and Institutional Class shares with the cost of investing in Acquiring Fund Shares, both before and after the Reorganization.  The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of the period.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The Example reflects adjustments made to the Target Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Sterling Capital Short Duration Bond Fund – Class A	$280	$450	$635	$1,170
Sterling Capital Short Duration Bond Fund – Class C	$158	$490	$845	$1,845
Sterling Capital Short Duration Bond Fund – Institutional Class	$56	$176	$307	$689
Sterling Capital Short Duration Bond Fund – Class R6	$45	$165	$296	$679
Pro Forma – Sterling Capital Short Duration Bond ETF (assuming the Reorganization is completed)	$34	$106	$185	$418

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and assume all of the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund. The Acquiring Fund will have no performance history prior to the Reorganization.

The Target Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical accounting records and performance of Institutional Class shares of the Target Fund. The Target Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s Institutional Class shares’ performance from year-to-year and by showing how the Target Fund’s average annual returns for the past one-, five- and ten-year periods compare with those of a broad measure of market performance and an additional index that reflects the principal investment strategies of the Target Fund. The Acquiring Fund will use the Bloomberg U.S. Aggregate Bond Index as its primary regulatory benchmark and the ICE BofA 1-3 Year U.S. Corporate Government Index as its strategy index, which are the same benchmarks that the Target Fund uses.

The performance of Class A, Class C and Class R6 shares, which are shown in the table below, will differ from Institutional Class performance because the classes pay different expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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Sterling Capital Short Duration Bond Fund

Calendar Year Total Returns – Institutional Class Shares

Highest/Lowest quarterly results during this period were:

Highest	3.95%	(quarter ended June 30, 2020)
Lowest	(2.26)%	(quarter ended March 31, 2022)

Average Annual Total Returns (for the period ended December 31, 2025)

Share Class	1 Year	5 Year	10 Year
Institutional Class – Before Taxes	5.66%	2.66%	2.72%
Institutional Class – After Taxes on Distributions	3.67%	1.21%	1.42%
Institutional Class – Return After Taxes on Distributions and Sale of Fund Shares	3.32%	1.40%	1.50%
Class A – Before Taxes	3.29%	1.99%	2.26%
Class C – Before Taxes	4.62%	1.66%	1.70%
Class R6 – Before Taxes[1]	5.77%	2.76%	2.64%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)[2]	7.30%	-0.36%	2.01%
ICE BofA 1-3 Year U.S. Corporate Government Index (reflects no deductions for fees, expenses, or taxes)[2]	5.34%	2.00%	2.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

1.	Performance for Class R6 Shares for periods prior to inception on February 1, 2021 is based on the performance of Institutional Shares of the Fund.

2.	The Bloomberg U.S. Aggregate Bond Index is the Fund’s regulatory benchmark, which represents a broad measure of market performance and is included to comply with regulatory requirements. The ICE BofA 1-3 Year U.S. Corporate Government Index is the strategy index for the Fund.

The Target Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  You can obtain updated performance information at https://sterlingcapital.com/investments/exchange-traded-funds/ or by calling the Target Fund at (888) 637-7798.

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How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.

During the fiscal year ended September 30, 2025 the Target Fund’s portfolio turnover rate was approximately 66% of the average value of its portfolio.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables of the Target Fund. Additional information is available in the Target Fund’s Prospectus, Statement of Additional Information, and the most recent Form N-CSR and Form N-CSRS filings, as applicable. Because the Acquiring Fund has not yet commenced operations, Form N-CSR and Form N-CSRS filings for the Acquiring Fund are not available.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Information Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at (888) 637-7798, (ii) accessing the documents at the Funds’ website at http://www.sterlingcapitalfunds.com/funds, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

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COMPARISON OF OTHER KEY FEATURES OF THE FUNDS

What are the purchase and sale procedures of the Target Funds and Acquiring Funds?

The Target Funds and the Acquiring Funds have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below.

Target Funds

Shares of the Target Funds may be purchase on any business day when the New York Stock Exchange (“NYSE”) opens for regular trading through banks, brokers and other investment representatives.

Initial and subsequent investments in Target Fund shares are subject to investment minimums, as set forth in the “Shareholder Information—Purchasing and Adding to Your Shares” section of the applicable Target Fund’s Prospectus.

The per share net asset value (“NAV”) of each Target Fund is calculated by adding the total value of a Target Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Target Fund. The per share NAV for each Target Fund is determined and its shares are priced as of close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time on days the NYSE is open for regular trading. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by a Target Fund less any applicable sales charge. For additional information, please see the “Distribution Arrangements/Sales Charges” section of the applicable Target Fund’s prospectus.

Class A shares of Sterling Capital Short Duration Bond Fund are subject to a maximum initial sales charge of 2.00%. There is no initial sales charge on purchases of Class C, Institutional Class, or Class R6 shares of Sterling Capital Short Duration Bond Fund. A contingent deferred sales charge (“CDSC”) of up to 0.50% of the purchase price will be charged to Class A shareholders of Sterling Capital Short Duration Bond Fund who purchased $250,000 or more, received a sales charge waiver and then redeem their shares within eighteen months after purchase. A CDSC of 1.00% of the purchase price will be charged to Class C shareholders of Sterling Capital Short Duration Bond Fund who redeem their shares within one year of purchasing the shares. Institutional Class shares and Class R6 shares of the Sterling Capital Short Duration Bond Fund are not subject to a CDSC.

Class A shares and Institutional Class shares of the Sterling Capital Ultra Short Bond Fund are not subject to an initial sales charge or a CDSC.

A Target Fund’s securities are generally valued at current market prices. If market quotations are not readily available, or if available market quotations are determined not to be reliable, or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is traded, but before a Target Fund’s NAV is calculated, prices will be based on fair value as determined by the Trust’s Pricing Committee pursuant to procedures established by the Trust’s Board of Trustees. For further information regarding the methods used in valuing a Target Fund’s investments, please see “Additional Information About the Funds—Fair Value Pricing Policies” in the applicable Target Fund’s prospectus.

Acquiring Funds

Shares of each Acquiring Fund are listed for trading on the CBOE and can be bought and sold throughout the trading day like shares of other publicly traded companies. Most investors will buy and sell shares of the Acquiring Funds in secondary market transactions through broker-dealers. When you buy or sell shares of the Acquiring Fund on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of each Acquiring Fund will trade on the CBOE at prices that may differ to varying degrees from the daily NAV of such shares.

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The per share NAV of each Acquiring Fund is computed by dividing the value of the net assets of the Acquiring Fund (i.e., the value of its total assets minus total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the NYSE (ordinarily 4:00 p.m., Eastern Time). The price at which an authorized participant purchases shares of an Acquiring Fund is based on the next calculation of the NAV after the Acquiring Fund receives a purchase request in good order.

When determining NAV, the value of the Acquiring Fund’s portfolio securities is based on market prices of such securities, which generally means a valuation obtained from an exchange or other market or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trust’s fair valuation designee believes will better reflect fair value in accordance with Rule 2a-5 under the 1940 Act and the Trust’s valuation policies and procedures, as approved by the Board. Fair value pricing may result in a different determination of a Fund’s NAV price than other valuation methods.

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with an Acquiring Fund must have entered into an authorized participant agreement (such investors being Authorized Participants) with the Acquiring Fund’s distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement.

Shares of the Acquiring Funds are not subject to any sales charges.

What are the distribution arrangements for the Target Funds and Acquiring Funds?

Target Funds

Sterling Capital Distributors, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as principal underwriter to each Target Fund pursuant to a Distribution Agreement effective as of February 1, 2016 (the “Underwriting Agreement”). The Underwriting Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by the Target Funds’ Board of Trustees or by the vote of a majority of the outstanding shares of the Target Funds, and (ii) by the vote of a majority of the Trustees of the Target Funds who are not parties to such Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to such Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. The Distributor is not affiliated with the Adviser, or any other service provider for the Trust.

Under the Underwriting Agreement the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Target Funds. The Distributor continually distributes shares of the Target Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Target Fund shares and the Distributor and its officers have no roles in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor receives payment from the Target Funds for distribution activities permitted and authorized under the Distribution Plan adopted by the Target Funds. Under the Distribution Plan, the Target Funds will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to 0.25% of the average daily net assets of Class A shares of each Target Fund, and 1.00% of the average daily net assets of Class C shares of Sterling Capital Short Duration Bond Fund. The Adviser may also compensate the Distributor for services provided to the Target Funds under the Underwriting Agreement that either (i) are not authorized under the Distribution Plan or (ii) represent amounts incurred in excess of the fee payable under the Distribution Plan.

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Acquiring Funds

Sterling Capital Distributors, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as principal underwriter to each Acquiring Fund pursuant to a Distribution Agreement effective as of November 19, 2025 (the “Underwriting Agreement”). The Underwriting Agreement provides that, unless sooner terminated it will continue in effect for two years from its effective date, and thereafter from year to year if such continuance is approved at least annually (i) by the Acquiring Funds’ Board of Trustees or by the vote of a majority of the outstanding shares of the Acquiring Funds, and (ii) by the vote of a majority of the Trustees of the Acquiring Funds who are not parties to such Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to such Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. The Distributor is not affiliated with the Adviser, or any other service provider for the Trust.

Under the Underwriting Agreement the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Acquiring Funds. Shares are continuously offered for sale by the Acquiring Funds through the Distributor only in large blocks of shares, typically 25,000 shares, called Creation Units. Shares in less than Creation Units are not distributed by the Distributor. The Distributor has no obligation to sell any specific quantity of Acquiring Fund shares and the Distributor and its officers have no roles in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor shall be entitled to no compensation or reimbursement of expenses from the Trust for the services provided by the Distributor pursuant to the Underwriting Agreement. The Distributor may receive compensation from the Adviser related to its services thereunder or for additional services as may be agreed to between the Adviser and Distributor.

The Distributor may receive payment from the Funds for distribution activities permitted and authorized under a distribution plan adopted by the Funds in accordance with Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Under the Distribution Plan, the Acquiring Funds may pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to 0.25% of the average daily net assets of each Acquiring Fund. The Adviser may also compensate the Distributor for services provided to the Funds under the Underwriting Agreement that either (i) are not authorized under the Distribution Plan or (ii) represent amounts incurred in excess of the fee payable under the Distribution Plan.

No payments pursuant to the Distribution Plan are currently paid by the Acquiring Funds, and there are no plans to impose these fees in the future. These fees may only be imposed after further approval by the Board. Because these fees, if imposed, would be paid out of an Acquiring Fund’s assets on an ongoing basis, if payments are made in the future, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

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What are other key features of the Funds?

Other Service Providers

Target Funds. Sterling Capital, 434 Fayetteville St., Suite 500, Raleigh, NC 27601 (“Sterling Capital”) serves as administrator to the Target Funds pursuant to an Administration Agreement. U.S. Bank, National Association, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the custodian to the Target Funds. Ultimus Fund Solutions (“Ultimus”), 225 Pictoria Dr. Suite 450, Cincinnati, OH 45246, serves as sub-administrator to the Target Funds pursuant to a Sub-Administration Agreement. Ultimus also serves as transfer agent and provides fund accounting services to the Target Funds pursuant to a Master Services Agreement. Cohen & Company, Ltd. (“Cohen & Co”), 1350 Euclid Ave., Suite 800 Cleveland, OH 44115, serves as the independent registered public accounting firm to the Target Funds.

Acquiring Funds. Sterling Capital serves as administrator to the Acquiring Funds pursuant to an Administration Agreement. U.S. Bank, National Association, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the custodian to the Acquiring Funds. U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 777 E Wisconsin Ave, Milwaukee, WI 53202, serves as transfer agent to the Acquiring Funds. Ultimus serves as sub-administrator to the Acquiring Funds pursuant to a Sub-Administration Agreement. Ultimus also provides fund accounting services to the Acquiring Funds. Cohen & Co serves as the independent registered public accounting firm to the Acquiring Funds.

Fiscal Years

The fiscal/tax year end of the Target Funds and Acquiring Funds is September 30.

Dividends and Distributions

Target Funds. The Target Funds normally distribute net investment income and net realized capital gains, if any, to shareholders annually. Income dividends for the Target Funds are declared daily and paid monthly.

Acquiring Funds. Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Acquiring Funds. Each Acquiring Fund distributes its net realized capital gains, if any, to shareholders annually. The Acquiring Funds may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. No dividend reinvestment service is provided by the Acquiring Funds.

Tax

Each of the Target Funds and Acquiring Funds intend to maintain the required level of diversification and otherwise conduct their operations so as to qualify as regulated investment companies within the meaning the Code. The Acquiring Funds, as ETFs, may present certain tax efficiencies for investors as compared to the Target Funds, as mutual funds.  ETFs typically redeem their shares with in-kind distributions of assets, and they typically do not recognize capital gain on the in-kind redemption of their shares. In cases where the Acquiring Fund is able to redeem shares in-kind, the in-kind mechanism should help reduce the taxable gains and other adverse effects on the Acquiring Fund’s portfolio that could arise from frequent cash redemption transactions. However, to the extent that an Acquiring Fund effects its creation and redemptions in cash, as it intends regularly to do, the Acquiring Fund may need to sell securities to generate the necessary funds for a redemption. Such sales may result in the Acquiring Fund realizing capital gains, which under applicable tax regulations must be distributed to all shareholders, leading to potential tax liabilities for shareholders that would not have been incurred had the redemptions been in-kind.

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Similarly, when portfolio securities are sold within a Target Fund, the sale can cause the recognition of capital gains within such Target Fund that generally would cause a taxable distribution to all of its shareholders—even if the shareholders may have an unrealized loss on their overall investment in the Target Fund.  As a result, to the extent the Acquiring Funds transact in-kind, shareholders of the Acquiring Funds may pay less in taxes while they hold shares of the Acquiring Funds than they would if they held similar investments in a Target Fund.  For more information about the tax implications of investments in the Funds, see the “Additional Tax Information” section of each Fund’s SAI.

REASONS FOR THE PROPOSED REORGANIZATIONs AND BOARD DELIBERATIONS

Each Reorganization was reviewed and unanimously approved with respect to each Target Fund at an in-person meeting of the Board on November 19, 2025 (the “Board Meeting”). The Board considered each Reorganization over the course of multiple meetings with the advice and assistance of independent legal counsel to the Board. In order to facilitate the Board’s review, the Adviser provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, and also responded to questions raised by the Board as part of their deliberations. The Adviser recommended that the Board approve each Reorganization because of operational and potential tax advantages that each Acquiring Fund, as an ETF, would provide compared to each Target Fund, a mutual fund, including substantially lower total operating expenses, shareholders’ ability to buy and sell ETF shares throughout each business day, potentially more efficient portfolio management, lower portfolio transaction costs and tax efficiency, the tax-free nature of each Reorganization, and the ability to retain the performance track record of each Target Fund.  Other factors the Board considered in connection with each Reorganization, based on information furnished by the Adviser, included the ability of shareholders to redeem or exchange their shares of the Target Funds prior to the Reorganizations, and various operational differences between mutual funds and ETFs, including the need for Target Fund shareholders to have a brokerage account to hold Acquiring Fund Shares.

The Board received from the Adviser written materials containing relevant information about each Acquiring Fund and each proposed Reorganization.  The Board reviewed detailed information about: (1) the investment goal, strategies and policies of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparability of the investment goals, policies, restrictions and investments of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Reorganization expense ratio of each Acquiring Fund; (5) the costs of each Reorganization, including Sterling Capital’s agreement to bear such costs; (6) operational considerations in conjunction with effecting each Reorganization, including the consolidation of each Target Fund’s currently outstanding share classes into a single class and the redemption of fractional shares prior to the Reorganizations and the need for a brokerage account to hold Acquiring Fund Shares; (7) the federal income tax consequences of each Reorganization to the applicable Target Fund’s shareholders; and (8) the general characteristics of the Funds.

The Board considered the potential benefits, risks and costs of each Reorganization to shareholders of the applicable Target Fund.  In approving each Reorganization, the Board considered the following factors, among others:

Lower Expenses. The Board considered that the investment advisory fee rates for each Target Fund and its corresponding Acquiring Fund are the same: 0:20% annually as a percentage of each Fund’s daily net assets. The Board also considered that each Acquiring Fund employs a unitary administrative services fee structure pursuant to which the Adviser bears substantially all operating expenses of the Acquiring Funds, subject to certain exceptions, and that following the Reorganizations, the total annual fund operating expenses of each Acquiring Fund are expected to be significantly lower than those of each share class of the corresponding Target Fund.

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Management of the Acquiring Funds. The Adviser represented that it would be able to manage each Target Fund’s investment strategies equally effectively in an ETF structure.  With respect to each Target Fund, the Board considered that the corresponding Acquiring Fund will have the same investment objective and substantially the same principal investment strategies as such Target Fund.

Risks. The risks associated with owning shares of each Acquiring Fund are substantially similar to the risks associated with owning shares of the corresponding Target Fund. However, there are certain differences in these risks, including the risks associated with each Acquiring Fund’s operation as an ETF.

Costs of the Reorganizations. The Board considered that each Target Fund is not expected to bear any costs in connection with its Reorganization, and that the Adviser will bear all of the expenses relating to each Reorganization. The Board considered further that if a Reorganization is not consummated, the Adviser will pay for all costs incurred in connection with the Reorganization proposal.

Same Portfolio Management Team. The Adviser is the investment adviser to the Target Funds and the Acquiring Funds. The Adviser does not anticipate that the Reorganizations will result in any change in the quality or level of services from the level of services that historically have been provided to the Target Funds. The same individuals responsible for the day-to-day portfolio management of each Target Fund will be responsible for the day-to-day portfolio management of the corresponding Acquiring Fund following the closing of each Reorganization.

ETFs Offer Certain Structural Advantages.  The Adviser believes that converting each Target Fund into an ETF may provide certain structural advantages.  The ETF structure offers potential benefits to shareholders including: (1) through the potential use of in-kind transactions in connection with creations and redemptions of Acquiring Fund Shares, which may contribute to lower portfolio transaction costs and greater tax efficiency; (2) less cash drag on performance because each Acquiring Fund is not required to buy back or redeem shares directly from retail shareholders and, as a result, portfolio managers do not have to maintain as much cash to provide liquidity for redemptions, and (3) more flexible trading of ETF shares because investors have the ability to buy or sell ETF shares throughout the day at the current market price.

Tax Impact.  The ETF structure may present certain tax efficiencies for investors compared to the traditional mutual fund structure.  While the federal income tax treatment of ETFs and mutual funds that qualify for treatment as “regulated investment companies” under the Code is the same, in some cases ETFs may acquire securities from and deliver securities to Authorized Participants in the creation and redemption process on an in-kind basis and avoid the realization of taxable capital gains within the ETF in such transactions.

To the extent that an Acquiring Fund effects its creation and redemptions in cash, as it intends regularly to do, the Acquiring Fund may need to sell securities to generate the necessary funds for a redemption. Such sales may result in the Acquiring Fund realizing capital gains, which under the Code and U.S. Treasury regulations applicable to regulated investment companies must be distributed to all shareholders at least annually, leading to potential tax liabilities for shareholders that would not have been incurred had the redemptions been in-kind.

Ability to Redeem Shares of the Target Fund Prior to the Reorganization.  Target Fund shareholders who do not wish to invest in an Acquiring Fund may redeem their Target Fund shares at any time prior to the closing date of the applicable Reorganization.

Tax-Free Nature.  Each Reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes.  Accordingly, it is expected that shareholders of each Target Fund will recognize no gains or losses on the exchange of their Target Fund shares for corresponding Acquiring Fund Shares, each Target Fund will recognize no gains or losses on the transfer of its assets to the corresponding Acquiring Fund, each Acquiring Fund will recognize no gains or loss on receipt of the assets of the corresponding Target Fund, and each Acquiring Fund will acquire the corresponding Target Fund’s assets with the same tax basis and tax holding periods such assets had in the Target Fund’s hands immediately prior to the Reorganization.

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Transparency.  While actively-managed mutual funds generally provide only periodic disclosure of their complete portfolio holdings (typically quarterly on a 60-day lag), transparent active (and index) ETFs, including the Acquiring Funds, operate with full, daily transparency of their portfolio holdings. This daily transparency allows for trading participants to manage their risk and more accurately price shares in the secondary market. It also offers financial advisors and their clients an understanding of their portfolio risk each day.

Ability to Retain Performance Track Record.  Each Acquiring Fund will be able to maintain the corresponding Target Fund’s performance track record, which will assist in marketing and distribution efforts.  Following each Reorganization, each Target Fund would be the accounting survivor and the Acquiring Fund would assume the historical performance of the Target Fund.

Other factors the Board considered in connection with the Reorganization included:

Target Fund Shareholders’ Need for a Brokerage Account that May Hold ETF Shares.  Shareholders of each Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the corresponding Acquiring Fund, and if a shareholder does not hold their shares of a Target Fund through that type of brokerage account, the shareholder will not receive shares of the corresponding Acquiring Fund as part of the applicable Reorganization. Instead, the shareholder’s investment will be liquidated, and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. In some cases, the liquidation of an investment and return of cash, or the transfer of an investment, may be subject to fees and expenses and may also be subject to tax. The Trustees considered that the Adviser has agreed to implement a communications plan intended to provide notice to Target Fund shareholders without a brokerage account able to hold ETF shares so that they will be able to open such an account prior to the Reorganization.

Based upon their evaluation of the relevant information presented to them, including the information and considerations described above but without identifying any single factor as all-important or controlling, and in light of their fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, concluded that participation by each Target Fund in its Reorganization is in the best interests of the Target Fund, and that no dilution of value would result to the shareholders of each Target Fund from the Reorganization.  The Board unanimously approved each Reorganization at the Board Meetings.

The Board also reviewed each Reorganization with respect to each Acquiring Fund, with the advice and assistance of Fund counsel and independent legal counsel to the Independent Trustees. Following careful consideration, the Board determined that participation by each Acquiring Fund in its Reorganization was in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE REORGANIZATIONs

This is only a summary of the Plan.  You should read the Plan for more complete information about the Reorganization. The Plan has been filed as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Information Statement is a part.

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How will the Reorganizations be carried out?

Completion of each Reorganization is subject to a number of conditions. The Plan provides that before the closing of each Reorganization, each class of shares of a Target Fund, other than Institutional Class Shares, will be consolidated into Institutional Class Shares as part of the Share Class Consolidation. The Share Class Consolidation will be effected on the basis of the relative NAVs of the relevant classes, without the imposition of any sales load, fee or other charge. The Share Class Consolidation is intended to move shareholders into a single share class of each Acquiring Fund that most closely resembles the corresponding Target Fund’s Institutional Class Shares.

After the Share Class Consolidation, any fractional shares held by Target Fund shareholders will be redeemed, and the Target Funds will distribute the redemption proceeds attributable to the redemption of fractional shares to those shareholders. The distribution of redemption proceeds to shareholders may be a taxable event and shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

On the closing date but prior to the Reorganization, which is scheduled to occur by the end of the first quarter of 2026 (the “Closing Date”), but which may occur on such other date as the officers of the Target Funds and the Acquiring Funds may mutually agree, the Target Funds will transfer all of their assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Funds’ assets), to the Acquiring Funds and the Acquiring Funds will assume all liabilities of the Target Funds.  In exchange, the Acquiring Funds will issue the Acquiring Fund Shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Fund by the Trust, on behalf of the applicable Target Fund.  The Trust, on behalf of the applicable Target Fund, will distribute to shareholders the Acquiring Fund Shares it receives.  Each shareholder of a Target Fund will receive Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the applicable Target Fund (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization).  The Target Funds will accept requests for redemptions only if received in proper form before the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on the day before the Closing Date.  Any shares not redeemed before such time will be exchanged for Acquiring Fund Shares on the Closing Date; and, after such time, Target Fund shareholders wishing to sell their Acquiring Fund Shares must do so on an exchange using their brokerage account.

In order to receive shares of an Acquiring Fund as part of a Reorganization, Target Fund shareholders must hold their shares of through a brokerage account that can accept shares of an ETF. If shareholders do not hold their shares of a Target Fund through such a brokerage account, their Target Fund shares will be liquidated or redeemed for cash with the proceeds sent to the shareholder if not moved to an appropriate brokerage account. In some cases, the liquidation of your investment and distribution of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take up to 7 days from the redemption date for you to receive your cash. For shareholders that do not currently hold their shares of a Target Fund through a brokerage account that can hold shares of an ETF, information is provided above regarding additional actions that those shareholders must take in order to receive shares of an ETF as part of the Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an ETF.

The Target Funds will then terminate their existence, liquidate, and dissolve.

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The obligations under the Plan are subject to various conditions, including, but not limited to:

•	each Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Information Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness thereof shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no investigation or proceeding for the issuance of such an order shall be pending or threatened on that date; and

•	the Trust, on behalf of the Target Funds, and the Trust, on behalf of the Acquiring Funds, shall have received a tax opinion described further below, that each Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for the Target Funds, the Acquiring Funds or their shareholders.

The Trust, on behalf of the Target Funds and the Acquiring Funds, may terminate or abandon the Plan at any time before the Closing Date.

Who will pay the expenses of the Reorganizations?

The estimated cost of each Reorganization is expected to be approximately $250,000. The Adviser will bear all of the expenses relating to each Reorganization, except that to the extent a Target Fund incurs any transaction costs in connection with acquiring or selling securities in connection with the Reorganization, the Target Fund would bear such costs. The Target Funds are not expected to bear any costs in connection with the applicable Reorganization. The Adviser will bear the other costs of each Reorganization whether or not the Reorganization is consummated.

What are the capitalizations of the Funds and what might the Acquiring Funds’ capitalizations be after the Reorganizations?

The following table sets forth as of December 31, 2025, the capitalizations of the Funds.  The table also shows the pro forma capitalization of the Acquiring Funds as adjusted to give effect to the proposed Reorganization as of December 31, 2025.  Class A, Class C and Class R6 shares, as applicable, of the Target Funds will be converted into Institutional Class shares (without the imposition of any sales load, fee or other charge) prior to the Reorganizations.  At the closing of each Reorganization, shareholders of the Target Funds will receive the applicable Acquiring Fund Shares (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization) based on the relative NAVs per share of the applicable Funds on the Closing Date.

Sterling Capital Ultra Short Bond Reorganization (Sterling Capital Ultra Short Bond Fund into Sterling Capital Ultra Short Bond ETF)

	Target Fund Class A**	Target Fund Institutional Class**	Acquiring Fund***	Pro Forma Adjustment	Pro Forma Acquiring Fund after Reorganization (estimated)
Net assets ($)	7,280,675	21,007,009	0	-132,020****	28,155,664
Total shares outstanding	736,894	2,125,339	0	N/A	2,862,233
Net asset value per share ($) *	9.88	9.88	0	-0.04	9.84

*	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
**	Holders of Class A and Institutional Class shares of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan. The Acquiring Fund does not offer multiple share classes.
***	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
****	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Target Fund.

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Sterling Capital Short Duration Bond Reorganization (Sterling Capital Short Duration Bond Fund into Sterling Capital Short Duration Bond ETF)

	Target Fund Class A**	Target Fund Class C**	Target Fund Institutional Class**	Target Fund Class R6**	Acquiring Fund***	Pro Forma Adjustment	Pro Forma – Acquiring Fund after Reorganization (estimated)
Net assets ($)	3,519,089	363,946	22,716,690	12,581,069	0	-132,020****	39,048,774
Total shares outstanding	418,016	43,236	2,699,308	1,494,227	0	N/A	4,654,787
Net asset value per share ($) *	8.42	8.42	8.42	8.42	0	-0.03	8.39

*	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
**	Holders of Class A, Class C, Institutional Class and Class R6 shares of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan. The Acquiring Fund does not offer multiple share classes.
***	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
****	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Target Fund.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONs

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

As a condition to closing of each Reorganization, the Trust, on behalf of the Target Funds, and the Trust, on behalf of the Acquiring Funds, will receive an opinion of Ropes & Gray LLP to the effect that for federal income tax purposes, with respect to each Reorganization:

•	(i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
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•	(ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

•	(iii) under Section 362(b) of the Code, the basis in the hands of the Acquiring Fund of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Target Fund immediately prior to the transfer;

•	(iv) under Section 1223(2) of the Code, the holding periods in the hands of the Acquiring Fund of each Target Fund asset transferred to the Acquiring Fund in the reorganization will include the periods during which such asset was held or treated for federal income tax purposes as held by the Target Fund;

•	(v) under Section 361 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in liquidation;

•	(vi) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring Fund Shares (except with respect to cash received by such Target Fund shareholders in redemption of fractional shares prior to the Reorganization);

•	(vii) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Reorganization will be the same as the aggregate tax basis of his or her Target Fund shares exchanged therefor;

•	(viii) under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held or is treated for federal income tax purposes as having held the Target Fund shares exchanged therefor, provided that he or she held such Target Fund shares as capital assets; and

•	(ix) Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall be based on such assumptions and representations and shall contain such qualifications and limitations as shall in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein and as shall be reasonably satisfactory to the parties hereto.

None of the Funds have requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations.  An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.  A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganizations.  See “INFORMATION ABOUT THE FUNDS.”

Prior to the closing of each Reorganization, the applicable Target Fund may declare a distribution to shareholders which, together with all previous distributions, would have the effect of distributing to shareholders all of the Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions would be taxable to shareholders who hold their Target Fund shares in a taxable account.

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Assuming each Reorganization qualifies as a tax-free reorganization, as expected, each of the Acquiring Funds will succeed to the tax attributes of the corresponding Target Fund upon the closing of each Reorganization, including any capital loss carryovers that could have been used by the applicable Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. Federal income tax law generally permits a regulated investment company to carry forward its net capital losses indefinitely. As of December 31, 2025, Sterling Capital Ultra Short Bond Fund and Sterling Capital Short Duration Bond Fund have $1,092,727 and $12,672,299, respectively, of capital loss carryforwards outstanding for federal income tax purposes. The amount of the Target Fund’s capital loss carryovers as of the date of the Reorganization may differ. The Reorganizations are not expected to independently result in limitations on any Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Target Fund.  However, the capital loss carryforwards may subsequently become subject to an annual limitation as a result of sales of Acquiring Fund Shares or other reorganization transactions in which an Acquiring Fund might engage post-Reorganization.

State and Local Tax Considerations.  Shareholders should consult their tax advisors about potential state and local tax considerations as a result of a Reorganization.

INFORMATION ABOUT THE FUNDS

Information about each Target Fund and each Acquiring Fund is included in such Target Fund’s and Acquiring Fund’s Prospectus.  The Prospectus of each Target Fund and each Acquiring Fund is incorporated by reference into and is considered a part of this Prospectus/Information Statement.  Additional information about each Target Fund and each Acquiring Fund is included in its Statement of Additional Information. The SAI of each Target Fund and each Acquiring Fund is incorporated by reference into and is considered a part of this Prospectus/Information Statement.  The SAI relating to this Prospectus/Information Statement is also considered part of this Prospectus/Information Statement and is incorporated by reference into this Prospectus/Information Statement.  Information about each Target Fund is also included in each Target Fund’s Form N-CSR filing for the fiscal year ended September 30, 2025 and its Form N-CSRS filing for the fiscal period ending March 31, 2025.

You may request a free copy of each Fund’s Prospectus and SAI, and the Target Funds’ Form N-CSR or N-CSRS filings, the SAI relating to this Prospectus/Information Statement, and other information by calling the Adviser at (888) 637-7798 or by writing to a Fund at Sterling Capital Funds c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246. Each Target Fund’s Prospectus may also be found at http://www.sterlingcapitalfunds.com/funds.

The Trust, on behalf of the Target Funds, and the Trust, on behalf of the Acquiring Funds, file Information materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act.  These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

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PRINCIPAL HOLDERS OF SHARES

As of December 31, 2025, the officers and directors of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Target Funds’ outstanding shares. As of December 31, 2025, the Acquiring Funds were not operational and, therefore, had no shareholders.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.  To the knowledge of the Target Funds, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of any class of the Target Funds as of December 31, 2025, except as listed in Exhibit D to this Prospectus/Information Statement.  Upon completion of the Reorganizations, it is expected that those persons disclosed in Exhibit D as owning 5% or more of a Target Fund’s outstanding Class A, Class C, Institutional Class or Class R6 shares, as appliable, will continue to own in excess of 5% of the then outstanding shares of the corresponding Acquiring Fund.

By Order of the Board of Trustees of Sterling Capital Funds

/s/ James T. Gillespie
President
Sterling Capital Funds
February 15, 2026

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EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT

Exhibit

A.	Summary of Principal Risks
B.	Fundamental and Non-Fundamental Investment Policies
C.	Financial Highlights
D.	Principal Holders of Securities of the Funds
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EXHIBIT A

SUMMARY OF PRINCIPAL RISKS—Acquiring funds

Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that a shareholder pays, by increasing the amount of the Fund’s realized capital gains and increasing the portion of the Fund’s realized capital gains that are short-term capital gains.

Collateralized Loan Obligations Risk: Collateralized loan obligations are structured investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses, including losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and impairment of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk, credit risk, prepayment/call risk and fixed income market risk.

Convertible Securities Risk: Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Counterparty Risk (Sterling Capital Short Duration Bond ETF only): The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk. Changes in actual or perceived creditworthiness may occur quickly.

Derivatives Risk: The possibility that the Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is heightened for over-the-counter swaps and other derivatives as compared to centrally cleared derivatives), the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. When the Fund uses credit default swaps to gain indirect long exposure to an issuer or a fixed income security by selling credit protection on such issuer or security, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Emerging Markets Risk: The risks associated with foreign investments (see “Foreign Investment Risk” below) are particularly pronounced in connection with investments in emerging markets.

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Estimated Maturity Risk: The possibility that an underlying security holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

ETF Structure Risks. The Fund is structured as an ETF and is subject to risks related to exchange trading, including:

•	The Fund’s shares are listed for trading on a national securities exchange (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of Fund shares will typically approximate the Fund’s net asset value (“NAV”), there may be times when the market price reflects a significant premium or discount to NAV, including during periods of high market volatility or other unusual market conditions.

•	Although the Fund’s shares are listed on the Exchange, it is possible that an active trading market in the Fund’s shares may not be maintained.

•	The Fund could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.

•	Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

•	To the extent that the Fund effects its creation and redemptions in cash, as it intends regularly to do, the Fund may need to sell securities to generate the necessary funds for a redemption. Such sales may result in the Fund realizing capital gains, which under applicable tax regulations must be distributed to all shareholders, leading to potential tax liabilities for shareholders that would not have been incurred had the redemptions been in-kind. Such cash redemptions may also result in the Fund incurring brokerage costs that might not have been incurred if the purchase or redemption of Creation Units were effected in kind, and the imposition of such costs may decrease the Fund’s net asset value. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Fixed Income Market Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity.

Focused Investment Risk: Investments focused in asset classes, countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

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Foreign Currency Transaction Risk (Sterling Capital Short Duration Bond ETF only): Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally higher for shorter-term bonds and lower for longer-term bonds.

Interest Rate Risk: The possibility that the value of the Fund’s investments will change or decline in value due to a change in interest rates. Interest rate risk is generally higher for longer-term debt instruments and lower for shorter-term debt instruments.

Liquidity Risk: The possibility that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates.

Management Risk: The risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. Mortgage-backed securities are also subject to pre-payment risk. Due to their often complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Municipal Securities Risk: Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate.

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Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Preferred Stock Risk: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.

U.S. Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Variable and Floating Rate Instrument Risk (Sterling Capital Ultra Short Bond ETF only): Variable and floating rate instruments are generally less sensitive to interest rate changes than other fixed rate instruments; however, the value of floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

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EXHIBIT B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

The Funds have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

As noted in the Prospectus/Information Statement, shareholders of each Target Fund are being asked to vote on removal of the Options Restrictions (reflected in the third bullet under the heading “EACH FUND MAY NOT” below) at a Special Meeting scheduled for February 27, 2026. If this proposal is approved prior to the Reorganizations, neither the Target Funds nor the Acquiring Funds will be subject to the Options Restrictions.

The fundamental investment restrictions of the Funds are as follows:

UNDERWRITING SECURITIES. To the extent permitted by the “Investment Restrictions” section, each Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

EACH FUND MAY NOT:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund’s total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, electric utilities, gas utilities, and water utilities will each be considered a separate industry.

3. Write or purchase call options. The Funds may not write put options. The Funds may not purchase put options.

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EACH FUND MAY:

1. Borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

2. Issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

3. Purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

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Non-Fundamental Investment Policies

As described below, the non-fundamental investment policies of the Target Funds and the Acquiring Funds are the same, except that the Target Funds include a non-fundamental restriction related to selling securities short while the Acquiring Funds do not. Non-fundamental policies may be changed without shareholder approval.

Target Funds	Acquiring Fund

The following investment restrictions are considered NON-FUNDAMENTAL and therefore may be changed by a vote of a majority of the Trustees of the Target Funds:

1.  The Target Funds may not purchase securities on margin, except that a Target Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Target Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

2.  The Target Funds may not sell securities short (unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short), however that policy does not prevent the Target Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, and the Target Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

The following investment restriction is considered NON-FUNDAMENTAL and therefore may be changed by a vote of a majority of the Trustees of the Acquiring Funds:

1. The Acquiring Funds may not purchase securities on margin, except that an Acquiring Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

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EXHIBIT C

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the applicable share classes of each Target Fund for the periods listed below. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Target Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of each Acquiring Fund are based on the average net assets of each Acquiring Fund for each of the periods listed in the tables.

The information below has been derived from the financial statements audited by Cohen & Company, Ltd. (“Cohen & Co”), the Target Funds’ independent registered public accounting firm. Cohen & Co’s report, along with each Target Fund’s financial statements, are incorporated by reference into each Target Fund’s SAI. The Target Funds’ Form N-CSR (which includes the Funds’ audited financial statements), the Target Funds’ Form N-CSRS (which includes the Funds’ unaudited financial statements) and SAI are incorporated by reference herein and available at no cost from the Trust, as applicable at the following toll-free number: (888) 637-7798.

As of the date of this combined Prospectus/Information Statement, the Acquiring Funds have not commenced operations. Therefore, the Acquiring Funds do not have financial highlight information.

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Ultra Short Bond ETF

		Investment Activities			Distributions
	Net asset value, beginning of year	Net investment income(a)	Net realized/ unrealized gain (loss) on investments	Total from investment Activities	Net investment income	Net realized gains on investments	Total from distributions
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2025	$9.82	0.47	0.02	0.49	(0.43)	-	(0.43)
Year Ended September 30, 2024	$9.68	0.49	0.12	0.61	(0.47)	-	(0.47)
Year Ended September 30, 2023	$9.56	0.34	0.14	0.48	(0.36)	-	(0.36)
Year Ended September 30, 2022	$9.78	0.11	(0.19)	(0.08)	(0.14)	-	(0.14)
Year Ended September 30, 2021	$9.83	0.11	(0.04)	0.07	(0.12)	-	(0.12)

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		Ratios/Supplementary Data
Net asset value, end of year	Total Return (excludes sales charge)	Net assets, End of year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets *	Portfolio turnover**
$9.88	5.04%	$21,361	0.44%	4.79%	0.59%	62.06%
$9.82	6.39%	$22,985	0.37%	5.06%	0.57%	50.87%
$9.68	5.12%	$23,522	0.27%	3.51%	0.57%	45.10%
$9.56	(0.82)%	$20,265	0.27%	1.11%	0.50%	50.11%
$9.78	0.75%	$32,492	0.29%	1.08%	0.51%	48.71%

(a)	Per share net investment income has been calculated using the average shares method.

*	During the periods certain fees were waived. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
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Short Duration Bond ETF

		Investment Activities			Distributions
	Net asset value, beginning of year	Net investment income(a)	Net realized/ unrealized gain (loss) on investments	Total from investment Activities	Net investment income	Net realized gains on investments	Total from distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2025	$8.42	0.38	0.02	0.40	(0.40)	-	(0.40)
Year Ended September 30, 2024	$8.14	0.38	0.28	0.66	(0.38)	-	(0.38)
Year Ended September 30, 2023	$8.08	0.27	0.04	0.31	(0.25)	-	(0.25)
Year Ended September 30, 2022	$8.68	0.10	(0.51)	(0.41)	(0.19)	-	(0.19)
Year Ended September 30, 2021	$8.78	0.12	(0.02)	0.10	(0.20)	-	(0.20)

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		Ratios/Supplementary Data
Net asset value, end of year	Total Return (excludes sales charge)	Net assets, End of year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets *	Portfolio turnover**
$8.42	4.86%	$24,008	0.55%	4.58%	0.55%	66.22%
$8.42	8.24%	$30,167	0.50%	4.62%	0.59%	67.85%
$8.14	3.87%	$87,221	0.45%	3.30%	0.48%	98.01%
$8.08	(4.78)%	$82,934	0.47%	1.17%	0.47%	76.98%
$8.68	1.19%	$161,804	0.43%	1.40%	0.46%	39.26%

(a)	Per share net investment income has been calculated using the average shares method.

*	During the periods certain fees were waived. If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
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EXHIBIT D

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names, addresses and percent ownership of each person who, as of January 12, 2026, to the best knowledge of the Trust, owned 5% or more of the outstanding shares of each class of a Target Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

Target Fund Name	Class	Shareholder	Share	Percentage of
		Name and Address	Amount	Class (%)
Sterling Capital Ultra Short Bond Fund	Institutional	MAPLE SHADE YOUTH & FAMILY SERVICE 23704 OCEAN GATEWAY MARDELA SPRINGS, MD 21837	286,293	13.43%
Sterling Capital Ultra Short Bond Fund	Institutional	SEI PRIVATE TRUST COMPANY C/O SUNTRUST ONE FREEDOM VALLEY DRIVE OAKS PA 19456	193,238	9.06%
Sterling Capital Ultra Short Bond Fund	Institutional	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	227,164	10.66%
Sterling Capital Ultra Short Bond Fund	Institutional	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1,360,268	63.81%
Sterling Capital Ultra Short Bond Fund	Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	408,189	55.22%
Sterling Capital Short Duration Bond Fund	Class R6	SEI PRIVATE TRUST COMPANY C/O SUNTRUST ONE FREEDOM VALLEY DRIVE OAKS PA 19456	1,226,707	81.93%
Sterling Capital Short Duration Bond Fund	Class R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	258,280	17.25%
Sterling Capital Short Duration Bond Fund	Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	34,089	8.14%
Sterling Capital Short Duration Bond Fund	Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	114,300	27.30%
Sterling Capital Short Duration Bond Fund	Class A	VOYA INSTITUTIONAL TRUST COMPNAY ONE ORANGE WAY WINDSOR, CT 06095	120,691	28.83%
Sterling Capital Short Duration Bond Fund	Class C	RAYOND JAMES/OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN MUTUAL FUNDS RECONSILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	3,811	29.30%
Sterling Capital Short Duration Bond Fund	Class C	FIRST NATIONAL BANK CUST/FBO LORI ANN KESSELRING IRA 33 HICKORY AVE MOUNDSVILLE, WV 26041	1,232	9.47%
Sterling Capital Short Duration Bond Fund	Class C	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105	6,430	49.44%
Sterling Capital Short Duration Bond Fund	Class C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1,488	11.44%
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STATEMENT OF ADDITIONAL INFORMATION

Dated February 15, 2026

RELATING TO THE ACQUISITION OF THE ASSETS OF

Sterling Capital Ultra Short Bond Fund

Sterling Capital Short Duration Bond Fund

(each a series of Sterling Capital Funds (the “Trust”))

(each, a “Target Fund” and together, the “Target Funds”)

BY AND IN EXCHANGE FOR SHARES OF

Sterling Capital Ultra Short Bond ETF

Sterling Capital Short Duration Bond ETF

(each a series of the Trust)

(each, an “Acquiring Fund” and together, the “Acquiring Funds”)

This Statement of Additional Information (the “SAI”) relates to the Prospectus/Information Statement dated February 15, 2026 (the “Prospectus/Information Statement”) and Agreement and Plan of Reorganization, a form of which is filed as an exhibit to the Prospectus/Information Statement (the “Plan”) filed under Form N-14 with the Securities and Exchange Commission, with respect to the following proposed reorganizations of each Target Fund with and into its respective Acquiring Fund as outlined below (each, a “Reorganization” and together, the “Reorganizations”):

(i)	the acquisition of the assets and assumption of the liabilities of each Target Fund (as identified in the table below) by the corresponding Acquiring Fund (as identified in the table below) in exchange for shares of such Acquiring Fund of equal value to the net assets of the applicable Target Fund being acquired;

(ii)	the pro rata distribution of such shares to the shareholders of the applicable Target Fund; and

(iii)	the complete liquidation and dissolution of each Target Fund, all upon the terms and conditions set forth in the Plan.

Target Fund		Acquiring Fund
Sterling Capital Ultra Short Bond Fund	→	Sterling Capital Ultra Short Bond ETF
Sterling Capital Short Duration Bond Fund	→	Sterling Capital Short Duration Bond ETF

The Plan provides that before the closing of each Reorganization, each class of shares of a Target Fund, other than Institutional Class Shares, will be consolidated into Institutional Class Shares as part of the Share Class Consolidation (as defined in the Prospectus/Information Statement). The Share Class Consolidation will be effected on the basis of the relative NAVs of the relevant classes, without the imposition of any sales load, fee or other charge. The Share Class Consolidation is intended to move shareholders into a single share class of each Acquiring Fund that most closely resembles the corresponding Target Fund’s Institutional Class Shares.

After the Share Class Consolidation, any fractional shares held by Target Fund shareholders will be redeemed, and the Target Funds will distribute the redemption proceeds attributable to the redemption of fractional shares to those shareholders. The distribution of redemption proceeds to shareholders may be a taxable event and shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

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In order to transact in shares of an Acquiring Fund received as part of a Reorganization, you must hold your Target Fund shares in a brokerage account that can hold shares of an ETF. If you do not hold your Target Fund shares through a brokerage account that can hold shares of an ETF on the closing date of the applicable Reorganization, you will not receive shares of the corresponding Acquiring Fund as part of such Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the net asset value of your Target Fund shares. The liquidation of your investment and distribution of cash may be subject to tax. It may take up to 7 days from the redemption date for you to receive your cash. This Prospectus/Information Statement includes additional information on the actions that Target Fund shareholders that do not currently hold their Target Fund shares through a brokerage account that can hold shares of an ETF must take in order to transact in shares of an Acquiring Fund as part of a Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an ETF.

Please see the Prospectus/Information Statement for additional information about the Plan and each Reorganization.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

1.	The statement of additional information of the Trust on behalf of the Target Funds, dated February 1, 2026, as supplemented and amended to date (File No. 811-06719; SEC Accession No. 0001398344-26-001868);

2.	The financial statements included in the Target Funds’ Form N-CSR filing for the fiscal year ending September 30, 2025 (File No. 811-06719; SEC Accession No. 0001398344-25-022139); and

3.	The statement of additional information of the Trust on behalf of the Acquiring Funds, dated February 13, 2026, as supplemented and amended to date (File No. 811-06719; SEC Accession No. 0001398344-26-002893).

This SAI is not a prospectus but should be read in conjunction with the Prospectus/Information Statement. The SAI and Prospectus/Information Statement may be obtained at no charge by calling the Trust at (888) 637-7798, as applicable, or by writing to Sterling Capital Funds c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246.

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SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Funds and Target Funds, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganizations, are included in “INFORMATION ABOUT THE REORGANIZATIONS—What are the capitalizations of the Funds and what might the Acquiring Funds’ capitalizations be after the Reorganizations?” in the Prospectus/Information Statement. Under the Plan, each Target Fund is proposed to be reorganized with and into its corresponding Acquiring Fund. The Reorganizations will not result in any material changes in the Target Funds’ investment portfolios because the Target Funds and their corresponding Acquiring Funds have the same investment objective, investment policies, and portfolio management teams, and substantially the same investment strategies, as described in the Prospectus/Information Statement. As a result, schedules of investments of the Acquiring Funds modified to show the effects of such changes are not required and are not included.

There are no material differences in accounting policies of the Target Funds as compared to those of the Acquiring Funds.

Sterling Capital Management LLC, the investment adviser to the Target Funds and Acquiring Funds, will bear all of the expenses relating to each Reorganization, except that to the extent a Target Fund incurs any transaction costs in connection with acquiring or selling securities in connection with the Reorganization, the Target Fund would bear such costs. The Target Funds are not expected to bear any such costs in connection with the Reorganizations. The Adviser will bear the other costs of each Reorganization whether or not the Reorganization is consummated.

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